AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON                    March 9, 2001

1933 Act File No. 333-54770
1940 Act File No. 811-05557

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2/A

(Check appropriate box or boxes)

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. 1 [X]

Post-Effective Amendment No. __ [_]

and/or

REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 25 [X]

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
(Exact Name of Registrant Specified in Charter)

13455 Noel Road, Suite 1300
Dallas, Texas 75240
(Address of Principal Executive Offices)

(877) 532-2834
(Registrant's Telephone Number, Including Area Code)

James D. Dondero, President
Highland Capital Management, L.P.
13455 Noel Road, Suite 1300
Dallas, Texas 75240
Name and Address (Number, Street, State, Zip Code) of Agent for Service

With copies to:

Stuart H. Coleman, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)(2)

Auction Rate Cumulative Preferred Shares, par value $0.001 per share	3,000	$25,000	$75,000,000	$18,750

(1) (2)	Estimated solely for the purpose of calculating the registration fee. Registration fee previously paid on March 8, 2001.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Subject to Completion, dated March 8, 2001

PROSPECTUS

[LOGO] PROSPECT STREET

$75,000,000

Prospect Street® High Income Portfolio Inc.

Auction Rate Cumulative Preferred Shares

3,000 Shares, Series W

Liquidation Preference $25,000 Per Share

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

           Prospect Street® High Income Portfolio Inc. (the "Fund") is offering 3,000 Series W Auction Rate Cumulative Preferred Shares. The Fund is a diversified, closed-end management investment company. The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of high yield, high risk securities (commonly referred to as "junk bonds"). The Fund invests primarily in fixed-income securities rated in the lower categories by established rating agencies (rated "BB"or lower by S&P and "Ba" or lower by Moody's) or nonrated fixed-income securities deemed by the Fund's investment adviser to be of comparable quality. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not appropriate for all investors. The Fund's investment adviser is Highland Capital Management, L.P.

           Investing in Preferred Shares involves risks. See the "Risk Factors"section beginning on page 15 of this Prospectus.

          The Securities and Exchange Commission has not approved or disapproved these securities, or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                  Per Share                      Total
                                  ---------                      -----

Public Offering Price              $25,000                  $75,000,000
Sales Load                         $   250                  $   750,000
Proceeds to Fund (1)               $24,750                  $74,250,000
___________________
(1) Not including offering expenses incurred by the Fund, estimated to be
$350,000.

          The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.

          The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the Preferred Shares to an investor's broker-dealer, in book-entry form through Depository Trust and Clearing Corporation, on or about ________, 2001.

Salomon Smith Barney Gruntal & Co.

  ______________, 2001

           Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares. The dividend rate on the Preferred Shares for the initial dividend period from and including the date of issue to but excluding ________, 2001 will be ___% per year. For each subsequent dividend period, the auction agent will determine the dividend rate by an auction conducted on the business day prior to that period. The auction usually is held weekly. Investors in the Preferred Shares may participate in auctions through their broker-dealers in accordance with the procedures specified in this Prospectus. Broker-dealers are not required to maintain a secondary market in Preferred Shares, and a secondary market may not provide you with liquidity. The Fund may redeem Preferred Shares as described under "Description of Preferred Shares--Redemption."

          The Preferred Shares will be senior to the Fund's outstanding Common Stock. The Preferred Shares are not listed on an exchange. The Fund's Common Stock is traded on the New York Stock Exchange under the symbol "PHY."It is a condition of closing this offering that the Preferred Shares be offered with a rating of "aaa"from Moody's and "AAA"from S&P.

          This Prospectus sets forth concisely information you should know before investing, including information about risks. You should read this Prospectus before you invest and keep it for future reference. The Fund's Statement of Additional Information ("SAI"), dated __________, 2001, contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. You may obtain a free copy of the SAI by calling 1-877-532-2834 or by writing to the Fund at 13455 Noel Road, Suite 1300, Dallas, Texas 75240. A table of contents to the SAI is located at page 33 of this Prospectus. The SAI is available along with other Fund-related materials at the Securities and Exchange Commission's internet web site (http://www.sec.gov).

          You should rely only on the information contained in or incorporated by reference into this Prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus is accurate as of the date on the front cover of this Prospectus only.

TABLE OF CONTENTS

Prospectus Summary
Financial Highlights
The Fund
Use of Proceeds
Capitalization
Portfolio Composition
Investment Objective and Policies
Description of Credit Facility
Risk Factors
Description of Preferred Shares
The Auction
Management of the Fund
Custodian and Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar
Federal Taxation
Description of Common Stock
Conversion to Open-End Fund
Underwriting
Legal Opinions
Independent Auditors
Further Information
Table of Contents to the Statement of Additional Information

Page 1 6 8 8 8 9 9 14 15 18 23 25 27 27 29 30 32 32 32 32 33

PROSPECTUS SUMMARY

           This summary highlights selected information from this Prospectus and is qualified in its entirety by reference to the detailed information included in this Prospectus and the SAI. To understand the offering of the Preferred Shares, you should read this entire Prospectus carefully, including the risk factors.

The Fund

Prospect Street® High Income Portfolio Inc. (the "Fund") is a diversified, closed-end management investment company. The Fund was incorporated in Maryland on May 13, 1988 and commenced investment operations on December 5, 1988. The Fund's common stock, par value $0.03 per share ("Common Stock"), is listed on the New York Stock Exchange under the symbol "PHY."The Fund's principal office is located at 13455 Noel Road, Suite 1300, Dallas, Texas 75240, and its telephone number is 1-877-532-2834.

Investment Adviser

Highland Capital Management, L.P. (the "Adviser") is the Fund's investment adviser. The Adviser has managed the Fund since January 21, 2000 and is responsible for the selection and on-going monitoring of the Fund's investment portfolio. Although the Adviser does not manage any other registered investment company, as of March 2, 2001, it managed approximately $7.2 billion in debt securities on behalf of institutional investors. These assets consist of subordinated debt securities of "high-yield"issuers, principally in structured finance vehicles, such as "Collateralized Loan Obligations"(CLOs). See "Management of the Fund."

The Offering

The Fund is offering 3,000 Series W Auction Rate Cumulative Preferred Shares (the "Preferred Shares") at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the shares. Salomon Smith Barney Inc. and Gruntal & Co., L.L.C. are offering the Preferred Shares as underwriters.

The Preferred Shares will entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. In general, except as described under "Description of Preferred Shares--Dividends and Dividend Periods,” each dividend period will be seven days. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that dividend period.

The Preferred Shares are not listed on an exchange. Instead, investors may buy or sell Preferred Shares at an auction that normally is held weekly, by submitting orders to broker-dealers that have entered into an agreement with the auction agent and the Fund or to certain other broker-dealers. Bankers Trust Company, the auction agent, reviews orders from broker-dealers on behalf of existing holders that wish to sell, hold at the auction rate, or hold only at a specified dividend rate, and on behalf of potential holders that wish to buy Preferred Shares. The auction agent then determines the lowest dividend rate that will result in all of the outstanding Preferred Shares continuing to be held. The first auction date for Preferred Shares will be ____________, 2001, the business day before the dividend payment date for the initial dividend period for Preferred Shares. The auction day for Preferred Shares normally will be a Wednesday, and the start date for subsequent dividend periods normally will be the following business day, typically a Thursday, unless the then-current dividend period is a special rate period, or the day that normally would be the auction date or the first day of the subsequent dividend period is not a business day.

Ratings	The Fund will issue the Preferred Shares only if they receive a credit quality rating of "aaa"from Moody's Investors Service, Inc. ("Moody's") and "AAA"from Standard & Poor's Ratings Services ("S&P").

Investment Objective and Policies

The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of high-yield, high risk securities (commonly referred to as "junk bonds"). This income, if any, will be distributed to holders of the Fund's Common Stock after the satisfaction of the obligations to pay dividends on the Preferred Shares. An investment in the Fund may not be appropriate for all investors and the Fund cannot guarantee investors that it will achieve its investment objective.

Investment Strategy

Under normal market conditions, the Fund invests at least 65% of its total assets in high-yield, fixed-income securities rated in the lower categories ("Ba"/"BB"or lower) by nationally recognized rating agencies or nonrated fixed-income securities deemed by the Adviser to be of comparable quality. The Fund typically invests and currently intends to continue to invest a substantially higher percentage of its assets in such securities to the extent the Adviser believes market conditions favor such investments.

The Fund reserves the right, under normal market conditions, to invest up to 35% of its total assets in money market instruments and fixed-income securities rated higher than "Ba"/"BB"or the unrated equivalent as determined by the Adviser, although the percentage invested in such securities may increase under other than normal market conditions. The Fund also may invest up to 10% of its total assets in equity securities, including common stocks, certain preferred stocks and depositary receipts, as well as warrants to purchase equity or other securities.

High-yield bonds, the generic name for corporate bonds rated between "Ba"/"BB"and "C"/"C"by the rating agencies, frequently are issued by corporations in the growth stage of their development. These bonds are regarded by the rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities also are generally subject to greater risk than securities with higher ratings during periods of deteriorating economic conditions.

The Fund’s investments are subject to asset coverage, diversification and related guidelines established in connection with the Fund’s receipt from Moody’s and S&P of ratings of "aaa"and "AAA,"respectively, for the Preferred Shares. Ratings issued by Moody’s and S&P, or any other nationally recognized rating agency, do not eliminate or mitigate the risks of investing in the Fund’s securities.

Leverage

The Fund uses financial leverage for investment purposes; currently, the Fund borrows money through a credit facility. The amount outstanding under the credit facility as of March 2, 2001 was approximately $52 million, which represented approximately 32.83% of the Fund's total assets. Under the terms of the credit facility, the Fund is required to use the proceeds of the Preferred Shares offered in this Prospectus to retire the outstanding loan balance under the credit facility. Upon the retirement of the outstanding loan balance, the credit facility will terminate.

Principal Investment Risks	Risk is inherent in all investing. The primary risks of investing in Preferred Shares are:

*

if the Fund increases its level of debt, such borrowings could constitute a substantial lien and burden on the Preferred Shares if such debt has a prior claim against the income of the Fund and against the net assets of the Fund in liquidation;

*

the Fund will not be permitted to declare dividends or other distributions with respect to your Preferred Shares or redeem your Preferred Shares, unless the Fund meets certain asset coverage requirements and is not in default under the terms of any senior indebtedness (including the credit facility);

*	if an auction fails you may not be able to sell some or all of your Preferred Shares;

*	you could receive less than the price you paid for your Preferred Shares if you sell them outside of the auction, especially when market interest rates are rising;

*	a rating agency could downgrade the rating assigned to the Preferred Shares, which could affect liquidity;

*	the Fund may be forced to redeem your Preferred Shares to meet regulatory or rating agency requirements or may voluntarily redeem your Preferred Shares under certain circumstances;

*	in extraordinary circumstances, the Fund may not earn sufficient income from its investments to pay dividends;

*	if long-term rates rise, the value of the Fund’s investment portfolio may decline, reducing asset coverage on the Preferred Shares; and

*	if an issuer of a fixed-income security in which the Fund invests defaults, there may be a negative impact on the Fund’s income and asset coverage.

In addition, although the offering of the Preferred Shares is conditioned upon receipt of ratings of "AAA"from S&P and "aaa"from Moody’s for the Preferred Shares, the Fund invests in lower rated securities and unrated securities of comparable quality, which involve greater risk than higher rated securities. These securities generally offer a higher return potential than higher rated securities, but also involve greater volatility of price and risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of the securities.

For further discussion of the risks of investing in Preferred Shares and the Fund, see "Risk Factors."

Dividends and Dividend Periods

The table below shows the dividend rate, the dividend payment date and the number of days for the initial dividend period on the Preferred Shares. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate set at auctions, normally held every seven days. In most instances dividends also are payable every seven days, on the first business day following the end of the dividend period. The dividend payment date for special dividend periods of more than seven days will be set out in a notice designating a special dividend period. Dividends on Preferred Shares will be cumulative from the date the shares are first issued and will be paid out of legally available funds. See "Description of Preferred Shares--Dividends and Dividend Periods," and "--Designation of Special Dividend Periods"and "The Auction."

                                                                            Dividend Payment    Number of
                                                                            Date for Initial    Days of Initial
                                               Initial Dividend Rate        Dividend Period     Dividend Period
                                               ---------------------        ---------------     ---------------

Asset Maintenance

Under the Fund's Articles Supplementary, which establishes and fixes the rights and preferences of the Preferred Shares, the Fund is required to maintain as of the last business day of each calendar month:

*	asset coverage of at least 200% with respect to senior securities that are stock, including the Preferred Shares, and

*	asset coverage of at least 300% with respect to any senior securities representing indebtedness.

Based on the composition of the Fund’s portfolio and market conditions as of March 2, 2001, the asset coverage of the Preferred Shares would be approximately 240% if the Fund were to issue all of the Preferred Shares offered in this Prospectus and use the proceeds to retire its debt under the credit facility.

Redemption

The Fund ordinarily will not redeem Preferred Shares. However, it may be required to redeem Preferred Shares if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Fund also may voluntarily redeem Preferred Shares. See "Description of Preferred Shares--Redemption."

Liquidation Preference

The liquidation preference for Preferred Shares (that is, the amount the Fund must pay to holders of Preferred Shares if the Fund is liquidated) will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared.

Voting Rights

The Investment Company Act of 1940, as amended (the "1940 Act"), requires that the holders of Preferred Shares, and the holders of any other series of preferred shares of the Fund, voting as a separate class, have the right to:

*	elect at least two directors at all times, and

*

elect a majority of the directors if the Fund fails to pay dividends on the Preferred Shares, or any other series of preferred shares of the Fund, for two full years and will continue to be so represented until all dividends in arrears have been paid or otherwise provided for.

The holders of Preferred Shares, and the holders of any other series of preferred shares of the Fund, will vote as a separate class or series on other matters as required under the Fund’s Charter, the 1940 Act and Maryland law. Each share of Common Stock, each share of the Preferred Shares, and each share of any other series of preferred shares of the Fund is entitled to one vote per share.

Federal Income Taxes

So long as the Fund continues to meet the requirements for being a tax-qualified regulated investment company, it generally pays no federal income tax on the earnings it distributes to stockholders. Because the Fund's portfolio income consists principally of interest income, corporate investors in Preferred Shares generally will not be entitled to the federal dividends received deduction. Distributions with respect to the Preferred Shares generally will constitute ordinary dividend income to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Distributions of net capital gain that are designated as capital gain dividends will be treated as long-term capital gains in the hands of holders. See "Federal Taxation."

Secondary Market Trading

Broker-dealers may, but are not obligated to, maintain a secondary trading market in Preferred Shares outside of auctions. There can be no assurance that a secondary market will develop or if it does develop, that it will provide owners with liquidity of investment. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other persons as the Fund permits.

Custodian, Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar	State Street Bank and Trust Company serves as the Fund’s custodian. Bankers Trust Company serves as auction agent, transfer agent, dividend paying agent and registrar for the Preferred Shares.

FINANCIAL HIGHLIGHTS

           The tables below set forth selected financial information for a share of the Fund's Common Stock outstanding and a share of the Fund's Taxable Auction Rate Preferred Stock (redeemed in May 1998) throughout each period presented. For the fiscal year ended October 31, 2000, the financial information in the tables below has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report is included in the Fund's October 31, 2000 Annual Report and is incorporated by reference in the SAI. For all fiscal periods prior to October 31, 2000, the financial information in the tables was audited by the Fund's former auditors. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's October 31, 2000 Annual Report, which is available without charge from the Fund.

                                         For the Years Ended October 31, (b) (c)

                                   2000       1999      1998       1997      1996       1995
Per Share Data:
Net asset value, beginning
   of period................     $   6.98    $  7.97    $ 11.94   $ 11.70   $ 11.10   $ 11.07
                                 --------    -------    -------   -------   -------   -------
Net investment income ......     $   1.12#   $  1.08#   $  1.30#  $  1.38#  $  1.50#  $  1.35
Net realized and unrealized
   gain (loss) on investments       (1.77)#    (1.00)#    (3.76)#     .72#      .60#      .09
     Total from investment
     operations.............     $   (.65)   $   .08    $ (2.46)  $  2.10   $  2.10   $  1.44
                                 ---------   --------   --------- --------  --------  -------
Distributions:
Dividends from accumulated
   net investment income
     To preferred shareholders   $     --   $    --     $  (.03)  $  (.09)  $  (.12)  $  (.15)
     To common stockholders.        (1.03)     (1.26)     (1.26)    (1.26)    (1.26)    (1.26)
     Total distributions....     $  (1.03)  $  (1.26)   $ (1.29)  $ (1.35)  $ (1.38)  $ (1.41)
                                 ---------  ---------   --------  --------  --------  --------
Effect of sale of common stock
   and related expenses from
   rights offerings.........     $    --    $     .19   $  (.22) $  (.51)  $  (.12)  $    --

Net asset value, end of period   $   5.30   $    6.98   $  7.97  $ 11.94   $ 11.70   $  11.10
                                 ========   =========   ========  ========  =======   ========
Per share market value,
   end of period............     $   5.69   $    7.94   $ 10.25   $  12.39  $  12.00 $  11.64
                                 ========   =========   =======   ========  ======== =========
Total investment return.....        (8.31)%    (11.78)%   (7.63)%    14.82%    15.29%   28.57%
Net assets, end of period,
   applicable to common
   stock (a)................     $142,339   $ 186,167   $157,800  $175,909  $120,711 $ 93,309
                                 ========   =========   ========  ========  ======== ========
Net assets, end of period,
   applicable to preferred
   stock (a)................     $   --     $    --     $  --     $ 20,000  $ 20,000 $ 20,000
                                 ========   =========   ========  ========  ======== ========
Net assets, end of period (a)    $142,339   $186,167    $157,800  $195,909  $140,711 $113,309
                                 ========   =========   ========  ========  ======== ========

Ratio of operating expenses to
   average net assets,
   applicable                        4.46%      2.67%       2.67%     2.30%     3.06%    3.27%
   to common stock..........
Ratio of net investment income
   to average net assets,
   applicable to common stock        17.59%    13.72%       11.92%   11.94%    13.20%   13.47%
   Portfoloio turnover rate....        104.99%   126.45%      156.48%  176.04%   108.33%   80.71%

                                                For the Years Ended October 31, (b)(c)

                                    1994       1993       1992      1991
Per Share Data:
Net asset value, beginning
   of period................     $  12.75   $ 12.09     $ 11.67   $ 9.90
                                 --------   -------     -------   -------
Net investment income ......      $ 1.44#   $ 1.89#     $  1.86   $ 1.65
Net realized and unrealized
   gain (loss) on investments      (1.14)#    1.17#         .21     1.68
     Total from investment
     operations.............      $   .30   $ 3.06      $  2.07   $ 3.33

Distributions:
Dividends from accumulated
   net investment income
     To preferred shareholders    $  (.09)  $ (.18)     $  (.30)  $ (.48)
     To common stockholders.        (1.35)   (1.86)       (1.35)   (1.08)
                                  --------  --------    --------  -------
     Total distributions....      $ (1.44)  $(2.04)     $ (1.65)  $(1.56)
                                  --------  --------   ---------  -------
Effect of sale of common stock
   and related expenses from
   rights offerings.........      $  (.54)  $ (.36)     $    --   $    --
                                  --------  --------    -------   --------
Net asset value, end of period    $  11.07  $12.75      $ 12.09   $ 11.67
                                  ========  ========    =======   ========
Per share market value,
   end of period............      $  10.50  $12.75      $ 12.00   $ 10.50
                                  ========  ========    =======   ========
Total investment return.....         (7.78)% 23.25%       27.99%    57.36%
Net assets, end of period,
   applicable to common
   stock (a)................      $ 92,072  $79,438     $55,178   $53,040
                                  ========  =======     ========  ========
Net assets, end of period,
   applicable to preferred        $ 20,000  $20,000     $30,000   $30,000
   stock (a)................      ========  =======     =======   ========
Net assets, end of period (a)     $112,072  $99,498     $85,178   $83,040
                                  ========  =======     =======   ========

Ratio of operating expenses to
   average net assets,
   applicable
   to common stock..........          3.27%   3.10%        3.68%    4.64%
Ratio of net investment income
   to average net assets,
   applicable to common stock       12.25%   13.49%       15.08%   14.63%
Portfolio turnover rate......       72.00%  117.20%       97.86%  114.00%

(a)	Dollars in thousands.

(b)	The selected per share data and ratios have been restated, where applicable, for all periods to give effect for the one-for-three reverse stock split in April of 1998.

(c)	As of January 21, 2000, the Fund entered into a new advisory agreement with Highland Capital Management, L.P. For periods prior to that date, the Fund was advised by a different investment adviser.

#	Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's rights offerings.

Information Regarding Senior Securities

          The following table shows certain information regarding each class of senior security of the Fund as of the end of each of the last ten fiscal years of the Fund.

                                                                                      APPROXIMATE
                                                     ASSET           INVOLUNTARY        MARKET
                                      TOTAL         COVERAGE         LIQUIDATION      VALUE PER
                         AT          AMOUNT        FOR DEBT(4)       PREFERENCE        SHARE OR
                     OCTOBER 31    OUTSTANDING    OR SHARES (5)       PER SHARE          NOTE

Senior Extendible
Notes (1)

                        1991        $5,000,000        $17,608          --          $1,000.00
                        1992         5,000,000         18,036          --           1,087.50
                        1993                 0          --             --                --
Senior Notes (1)
                        1993       $20,000,000        $ 5,972          --           $ 997.50
                        1994        20,000,000          6,604          --             937.10
                        1995        20,000,000          6,665          --             987.50
                        1996        20,000,000          8,036          --             990.00
                        1997        20,000,000         10,795          --           1,003.80
                        1998                 0          --             --                --
                        1999                 0          --             --                --
                        2000                 0          --             --                --
Taxable Auction Rate
  Preferred Stock (2)

                        1991        300 Shares       $276,800       $100,000       $100,000
                        1992        300 Shares        283,927        100,000        100,000
                        1993        200 Shares        497,188        100,000        100,000
                        1994        200 Shares        560,358        100,000        100,000
                        1995        200 Shares        566,544        100,000        100,000
                        1996        200 Shares        703,553        100,000        100,000
                        1997        200 Shares        979,545        100,000        100,000
                        1998                 0          --            --              --
                        1999                 0          --            --              --
                        2000                 0          --            --              --

Revolving Credit
Facility (3)            1998       $40,000,000      $    4,945         --             --
                        1999       $50,000,000      $    4,723         --             --
                        2000       $71,000,000      $    3,005         --             --

(1)

In July 1993, the Fund repurchased the remaining $5,000,000 principal amount of its Senior Extendible Notes, which carried an annual interest rate through December 31, 1993, of 10.28%, for $5,178,000. The Fund thereafter issued $20,000,000 of new Senior Notes payable December 1, 1998, which bore interest at a fixed annual rate of 6.53%. On July 24, 1998, the Fund redeemed the $20,000,000 principal amount of its Senior Notes.

(2)

In July 1993, the Fund redeemed 100 shares of its Taxable Auction Rate Preferred Stock for $100,000 per share plus accrued interest, leaving 200 such shares outstanding. On May 15, 1998, the Fund redeemed the remaining outstanding shares of its Taxable Auction Rate Preferred Stock for $100,000 per share plus accrued interest.

(3)

The Fund entered into a $50,000,000 credit agreement with BankBoston, N.A. dated April 30, 1998, as amended and restated on July 24, 1998. On January 21, 2000, the Fund repaid all borrowings under its $50 million revolving credit facility with BankBoston, N.A., as lender and agent. The funds required to repay the outstanding balance were borrowed by the Fund under a new floating rate $75 million revolving credit facility with Bank of America, N.A., as lender and agent. As of March 2, 2001, the Fund had $52 million in loans outstanding under the Bank of America credit facility, which the Fund is required to retire with the proceeds of the Preferred Shares offering.

(4)

Amount shown is per $1,000 of Senior Extendible Note, Senior Note or credit facility, as the case may be. Calculated by subtracting the Fund’s total liabilities (not including bank loans and senior securities) from the Fund’s total assets and dividing such amount by the quotient of (a) the principal amount of outstanding Senior Extendible Notes, the Senior Notes or credit facility, as the case may be, divided by (b) $1,000.

(5)

Amount shown is per share of Taxable Auction Rate Preferred Stock. Calculated by subtracting the Fund’s total liabilities (including senior securities constituting debt but not including the Taxable Auction Rate Preferred Stock) from the Fund’s total assets and dividing such amount by the number of outstanding shares of Taxable Auction Rate Preferred Stock.

THE FUND

          The Fund is a diversified, closed-end management investment company. The Fund was incorporated in Maryland on May 13, 1988, and is registered with the Securities and Exchange Commission under the 1940 Act. The Fund commenced investment operations on December 5, 1988 upon the closing of an initial public offering of its Common Stock. The Fund's Common Stock is traded on the New York Stock Exchange under the symbol "PHY."The Fund's principal office is located at 13455 Noel Road, Suite 1300, Dallas, Texas 75240, and its telephone number is 1-877-532-2834. The Fund's investment adviser is Highland Capital Management, L.P. (the "Adviser").

          The following table provides information about the Fund's outstanding shares as of March 2, 2001.

                                                                   Amount Held by
                                                         Amount       the Fund        Amount
Title of Class                                         Authorized  or its Account   Outstanding
--------------                                         ----------  --------------   -----------

Common Stock, par value $0.03 per share               100,000,000      -0-           26,916,430

Auction Rate Cumulative Preferred Shares, par value
    $0.001 per share                                   1,000,000       -0-               0

USE OF PROCEEDS

          The estimated net proceeds of this offering of Preferred Shares will be $73,900,000 after payment of offering expenses and the sales load. The Fund will use approximately $52,000,000 the net proceeds of the offering to repay the Fund's outstanding amounts borrowed under its credit facility, which as of March 2, 2001 had an annualized interest rate of 6.31% and a maturity date of March 19, 2001, and the balance of the net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies during a period estimated to not exceed three months from the offer and sale of the Preferred Shares depending on market conditions and the availability of appropriate securities. Pending such investment, the Fund will invest in high-quality, short-term securities.

CAPITALIZATION

          The following table sets forth the unaudited capitalization of the Fund as of October 31, 2000, and as adjusted to give effect to the issuance of the Preferred Shares offered in this Prospectus (including estimated offering expenses and sales load of $1,100,000) and the repayment of the Fund's outstanding amounts borrowed under its credit facility with the proceeds therefrom.

                                                              Actual     As Adjusted
Stockholders' Equity:
  Preferred Stock, $0.001 par value per share* (no
   shares issued; 3,000 Series W Auction Rate
   Cumulative Preferred Shares issued and outstanding
   at $25,000 per share liquidation preference,
   as adjusted)                                                --        $ 75,000,000
  Common Shares, $0.03 par value per share
   (26,868,932 shares issued and outstanding**)           $    806,068        806,068
Capital in excess of par value                             287,038,191    287,038.191
Undistributed net investment income                          2,349,980      2,349,980
Net unrealized depreciation on investments                 (64,314,765)   (64,314,765)
Accumulated net realized gain (loss) from
  investment transactions                                  (83,540,154)   (83,540,154)
Net assets less liquidation
  value of all Preferred Shares                                --         (75,000,000)
Net assets attributable to Common Stock outstanding      $142,339,320    $142,339,320
*	Reflects Preferred Stock as of March 2, 2001.

**	None of these outstanding shares is held by or for the account of the Fund.

PORTFOLIO COMPOSITION

          As of January 31, 2001, the Fund's portfolio included 144 holdings issued by 79 issuers representing 29 different industry groups. These issues had a weighted average of 16.07% and weighted average coupon of 9.637%. The dollar weighted average maturity of the portfolio at this date was approximately 5.95 years.

          The table below shows the allocation, on a weighted average basis, of the Fund's assets invested in bonds, convertible preferred stock, warrants, commercial paper and cash and options for the six months ended January 31, 2001. This information reflects the average composition of the Fund's assets during the six months ended January 31, 2001 and is not necessarily representative of the Fund as of the current fiscal year or at any other time in the future.

(Moody’s/S&P Ratings)+

Securities Ratings
------------------
Baa/BBB                                            2.79%
Ba/BB                                              1.27%
B/B                                               42.11%
Caa/CCC                                           30.58%
Ca/CC                                              7.50%
C/C                                                1.29%
Not rated++                                       14.46%
                                                --------------
Total                                            100.00%
                                                ==============
+

The ratings of Moody’s and S&P represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody’s or S&P’s ratings. Ratings are relative and subjective and not absolute standards of quality. Moody’s ratings categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B and Caa ratings. S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and CCC ratings.

++

Securities that are not rated by Moody’s or S&P may be rated by nationally recognized statistical rating organizations other than Moody’s or S&P, or may not be rated by any such organization. With respect to the percentage of the Fund’s assets invested in such securities, the Adviser believes that these are of comparable quality to rated securities. This determination is based on the ratings assigned by other rating agencies or the Adviser’s own internal evaluation and does not necessarily reflect how such securities would be rated by Moody’s or S&P if either were to rate the securities. The Adviser’s determination of the equivalent quality of the Fund’s securities is Caa/CCC.

INVESTMENT OBJECTIVE AND POLICIES

          The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of high-yield, high risk securities (commonly referred to as "junk bonds"). The Fund seeks to achieve its objective of preserving stockholders' capital through careful selection of the Fund's high-yield, high risk investments, portfolio diversification, and portfolio monitoring and repositioning. The Fund invests primarily in fixed-income securities rated in the lower categories by established rating agencies (consisting principally of fixed-income securities rated "BB"or lower by S&P and "Ba"or lower by Moody's) or nonrated fixed-income securities deemed by the Adviser to be of comparable quality.

          Under normal market conditions, at least 65% of the Fund's total assets are invested in high-yield fixed-income securities rated in the lower categories by recognized rating agencies or nonrated fixed-income securities deemed by the Adviser to be of comparable quality. The Fund generally invests a substantially higher percentage of its assets in such securities to the extent that the Adviser believes market conditions favor such investments. A maximum of 25% of the Fund's assets may be invested in the securities of issuers in one industry. The Fund's portfolio investments consist principally of fixed-income securities rated "Ba"/"BB"or lower by the rating agencies. The Fund reserves the right, under normal market conditions, to invest up to 35% of its total assets in money market instruments and fixed-income securities rated higher than "Ba"/"BB"or the unrated equivalent as determined by the Adviser, although the percentage invested in such securities may increase under other than normal market conditions, as discussed below.

           High-yield bonds, the generic name for corporate bonds rated between "Ba"/"BB" and "C"/"C"by the rating agencies, are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. These bonds are regarded by the rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities also are generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Securities that are rated BB by S&P or Ba by Moody's have speculative characteristics with respect to capacity to pay interest and repay principal. Securities that are rated B by S&P or Moody's reflect the rating agency's view that such securities generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated CCC by S&P or Caa by Moody's or below are of poor standing. Those issues may be in default (such as those rated D by S&P) or present elements of danger with respect to principal or interest. The Fund may purchase or hold securities that are in payment default. See Appendix B in the SAI for a description of the rating categories of the rating agencies. High-yield securities held by the Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover. Securities issued to finance corporate restructurings may have special credit risks because of the highly leveraged conditions of the issuers, and such securities usually are subordinate to securities subsequently issued by the issuer. In addition, such issuers may lose experienced management as a result of the restructurings. Finally, the market price of such securities may be more volatile to the extent that expected benefits from restructuring do not materialize.

           Securities acquired by the Fund may include preferred stock (including convertible preferred stock) and all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes (including convertible debt securities), mortgage or other asset-backed instruments, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). Most debt securities in which the Fund will invest will bear interest at fixed rates. However, the Fund reserves the right to invest without limitation in fixed-income debt securities that have variable rates of interest or involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

           The Fund may invest up to 30% of its total assets in securities that are not readily marketable. However, a security that may be restricted as to resale under federal securities laws or otherwise, will not be subject to such percentage limitation if the Adviser determines that the security is, at the time of acquisition, readily marketable. Such securities may include, for example, those eligible for resale under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). Securities that are not readily marketable may offer higher yields than comparable publicly traded securities. However, the Fund may not be able to sell these securities when the Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. The Fund currently does not own any securities that are not currently registered under the Securities Act or eligible for resale under Rule 144A under the Securities Act.

           The Fund may invest up to 20% of its total assets in zero coupon securities, including step-up bonds. Zero coupon securities pay no cash income but are purchased at a deep discount from their value at maturity. When held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and their maturity value. Step-up bonds are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. In addition to the risks associated with the credit rating of the issuers, these securities are subject to the volatility risk of zero coupon bonds for the period when no interest is paid. For a discussion of certain tax consequences resulting from the inclusion of these securities in the Fund's portfolio, see "Federal Taxation--Qualification as a Regulated Investment Company"in the SAI.

           The Fund may invest up to 10% of its total assets in securities other than fixed-income securities, such as equity securities, including those in the form of depositary receipts, as well as warrants to purchase equity or other securities. The Fund also may acquire common stock or warrants to purchase common stock or other equity securities as part of a unit in connection with the purchase of debt securities consistent with the Fund's investment policies.

           If market conditions threaten to erode the value of the Fund's assets, the Fund may adopt a temporary defensive investment strategy and invest without limitation in high-grade money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the United States government or its instrumentalities or agencies, and in fixed-income securities rated higher than "Ba"/"BB"by the rating agencies. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund.

           The Fund also may invest in fixed-income securities rated higher than "Ba"/"BB"by the rating agencies or nonrated fixed-income securities deemed by the Adviser to be of comparable quality when the difference in yields between quality classifications is relatively narrow. Investments in higher rated issues may serve to lessen a decline in net asset value but may also affect the amount of current income produced by the Fund, since the yields from such issues are usually lower than those from lower rated issues. Accordingly, the inclusion of such instruments in the Fund's portfolio may have the effect of reducing the yield on the Common Stock.

           The achievement of the Fund's objective depends upon the Adviser's analytical and portfolio management skills. There is no assurance that the Fund's objective will be attained in the future.

Portfolio Maturity and Turnover

           The Fund's holdings may include issues of various maturities. Ordinarily, the Fund will emphasize investments in medium and longer term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending primarily on the Adviser's outlook for interest rates. To the extent the weighted average maturity of the Fund's portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates, creditworthiness and general economic conditions. The weighted average of the Fund's portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of the Fund's portfolio will, under normal conditions, exceed ten years.

           The Adviser actively makes portfolio adjustments that reflect the Fund's investment strategy, but does not trade securities for the Fund for the purpose of seeking short-term profits. It will, however, change the Fund's securities, regardless of how long they have been held, when it believes doing so will further the Fund's investment objective.

           The Fund's portfolio turnover rate may exceed 100% per annum. A 100% annual turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced once within a period of one year. The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when investment strategy remains relatively constant. A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokerage commissions.

Certain Investment Strategies

           The Adviser may use the strategies described below, among others, to help the Fund achieve its investment objective. Such strategies include the lending of portfolio securities, the short sale of securities and the use of options, futures contracts and options thereon, reverse repurchase agreements and repurchase agreements (other than certain repurchase agreements with qualified depository institutions having maturities not longer than one day). The Fund is under no obligation to use any of these strategies at any given time or under any particular economic condition and no assurance can be given that the use of any strategy will have its intended result or that the use of any practice is, or will be, available to the Fund. These instruments and certain related risks are described more specifically under "Additional Information About Certain Securities and Investment Strategies of the Fund"in the SAI. The Fund's ability to use some of these strategies, such as investing in foreign securities and the use of covered call options, may be limited as a condition to S&P's and/or Moody's rating the Preferred Shares.

           Securities Loans. To the extent permitted by S&P and Moody's, the Fund may seek additional income by making secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

           When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). The Fund will invest in when issued and delayed delivery securities in order to lock in a favorable rate of return. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value ("NAV"). The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund will segregate permissible liquid assets having a value at least equal at all times to the Fund's purchase commitments. The Fund is dependent on the other party to successfully complete when-issued and delayed delivery transactions. If such other party fails to complete its portion of the transaction, the Fund will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. The purchase of securities on a when-issued or delayed delivery basis is not limited by the S&P or Moody's guidelines.

           Repurchase Agreements. To the extent permitted by S&P and Moody's, the Fund may enter into repurchase agreements with respect to up to 25% of the value of its total assets. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will invest in repurchase obligations to assist in the management of its portfolio and also to obtain additional revenue. It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the United States government or its agencies or instrumentalities. Repurchase agreements also may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation. The Adviser also will evaluate the creditworthiness of the repurchase agreement counterparties with whom the Fund does business and will monitor their creditworthiness during the period of any repurchase agreement. If the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement, including interest. In addition, if the counterparty should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying collateral or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the counterparty's estate.

           Reverse Repurchase Agreements. To the extent permitted by S&P and Moody's, the Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund sells an underlying debt instrument and simultaneously obtains the commitment of the purchaser (generally, a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. The Fund will undertake reverse repurchase transactions to assist in the management of the portfolio. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described under "Investment Restrictions"in the SAI. The Fund will not enter into a reverse repurchase agreement if, at the time, its obligation with respect to reverse repurchase agreements exceed 5% of the value of its total assets in reverse repurchase agreements.

           Foreign Investments. The Fund may invest up to 10% of the value of its total assets in securities principally traded in foreign markets and Eurodollar certificates of deposit issued by branches of U.S. and foreign banks. Foreign investments may involve risks not present to the same degree in domestic investments, such as future political and economic developments, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits, the establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Foreign securities may be less liquid and more volatile than U.S. securities, and foreign accounting and disclosure standards may differ from U.S. standards. In addition, settlement of transactions in foreign securities may be subject to delays, which could result in adverse consequences to the Fund including restrictions on the subsequent resale of such securities. The value of foreign investments may rise or fall because of changes in currency exchange rates. In addition, the costs of exchanging foreign currencies for payments in U.S. dollars and nonnegotiated brokerage commissions in foreign countries may reduce the yield on foreign securities. In the event of a default in payment on foreign securities, the Fund may incur increased costs to obtain a judgment against the foreign issuer in the United States or abroad. The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts to hedge against possible fluctuations in exchange rates that may affect the yield of the Fund when the foreign currencies are converted in payment in U.S. dollars. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Fund will use currency transactions only for hedging and not speculation.

           Options. The Fund may write (sell) call options which are traded on national securities exchanges with respect to securities in its portfolio. The Fund may only write "covered"call options, that is, options on securities it holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Fund may write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund also may write call options as a partial hedge against a possible market decline. In view of its investment objective, the Fund generally would write call options only in circumstances in which the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. The Fund may also enter into "closing purchase transactions"in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood that the Fund will be able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

           Futures Contracts and Related Options. The Fund currently does not intend to trade in futures contracts or related options. However, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if the Adviser anticipates that interest rates may rise, in which event the Fund could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, the Fund could purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase.

           Risks of Hedging Transactions. The use of options, financial futures and options on financial futures may involve risks not associated with other types of investments which the Fund intends to purchase and it is possible that a portfolio that utilizes hedging strategies may not perform as well as a portfolio that does not make use of such strategies. In particular, the Fund's positions in options and financial futures may be entered and closed out only on a federally licensed exchange which provides a market therefor, and there can be no assurance that a liquid market will exist for any particular option or futures contract. Because financial futures and related options markets generally impose limits on daily price movement, it is possible that the Adviser would not be able to close out hedge positions promptly. The inability to close out options and futures positions could have an adverse impact on the Fund's ability to hedge its securities effectively and might, in some cases, require the Fund to deposit substantial amounts of additional cash to meet applicable margin requirements. The Fund's ability to hedge effectively through transactions in financial futures or options depends on the degree to which price movements, which include, in part, changes in interest rates, in the Fund's holdings correlate with price movements of the hedging instruments. Inasmuch as the Fund's options and futures will not duplicate such underlying securities, the correlation will probably not be perfect. Consequently, the prices, which include, in part, changes in interest rates, of the securities being hedged may not move in the same amount as the hedging instrument. It is possible that there may be a negative correlation between the hedging instrument and the hedged securities, which would prevent the Fund from achieving the anticipated benefits of hedging transactions or may cause the Fund to realize losses and thus be in a worse position than if such strategies had not been used. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in futures and options. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability to otherwise invest those assets.

DESCRIPTION OF CREDIT FACILITY

General

           The Fund is permitted to borrow up to 33-1/3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings. It is anticipated that borrowings will be effected by the Fund primarily to provide additional liquidity. However, the Fund reserves the right to use the proceeds of borrowings for any other purpose, including additional investment leverage. The terms of any such borrowings are subject to the provisions of the 1940 Act, as further described below. The terms of such borrowings also will be subject to the provisions of any credit agreements related to the borrowings or other indebtedness incurred by the Fund, and, to the extent that the Fund seeks a rating for the borrowings, any additional guidelines may be more restrictive than those imposed by the 1940 Act or the Articles Supplementary. Generally, the rights of lenders to receive payments of principal, interest, fees and other obligations owing to the lenders by the Fund, including those made under a credit facility, will be senior to the rights of holders of preferred shares, including the Preferred Shares, with respect to the payment of dividends or upon liquidation.

Credit Facility

           The Fund currently has a policy of borrowing to acquire income-producing investments which, by their terms, pay interest at a rate higher than the rate the Fund pays on borrowings. Accordingly, borrowing has the potential to increase the Fund's total income. Assets attributable to borrowings under the credit facility are not subject to the advisory fee charged to the Fund. Assets attributable to the proceeds from the offering of preferred shares are subject to the advisory fee.

           Effective January 21, 2000, as amended as of January 19, 2001, the Fund has entered into a $75 million credit agreement (the "Credit Agreement") with a lending institution. The Fund's ability to utilize this facility extends until March 19, 2001, though there are provisions in the Credit Agreement which allow for its modification, including extension, termination and reduction of the facility amount. Under the terms of the Credit Agreement, the Fund is required to use the proceeds from the Preferred Shares offered in this Prospectus to retire the outstanding loan balance under the Credit Agreement. Upon the retirement of the outstanding loan balance, the Credit Agreement will terminate.

          The applicable interest rate for overnight rate loans is the Federal Funds Rate, as defined in the Credit Facility, plus 0.75%. The applicable interest rate for LIBOR loans is LIBOR, reduced to take into account any reserves required to be maintained by any lender pursuant to Federal Reserve regulations, plus 0.75%. Under the terms of the Credit Agreement, the Fund is required to maintain certain debt covenants. The Credit Agreement also provides for commitment fees at a rate of 0.125% per year on the daily amount by which the aggregate amount of the commitment amount of $75 million exceeds the aggregate outstanding principal of the bank loans. At March 2, 2001, the outstanding loan balance was approximately $52 million.

           Prior to January 21, 2000, the Fund had a $50 million credit agreement with another lending institution. This loan was repaid with funds drawn pursuant to the $75 million Credit Agreement.

           The average balance and interest rate under the Credit Agreement were approximately $63,500,000 and 6.79%, respectively, for the six month period ending March 2, 2001. The average interest rate on the outstanding balance at March 2, 2001 was 6.31%.

Restrictive Covenants and 1940 Act Restrictions

           The Credit Agreement includes usual and customary covenants, including limits on the Fund's ability to (i) issue preferred shares (ii) incur liens or pledge portfolio securities, (iii) change its investment objective or fundamental investment restrictions without the approval of the lender, (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect, (v) make any changes in its capital structure, (vi) amend the documents in a manner which could adversely affect the rights, interests or obligations of the lender, (vii) engage in any business other than the businesses currently engaged in, (viii) create, incur, assume or permit to exist certain debt except for certain specified types of debt, and (ix) permit any of its ERISA affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code of 1986, as amended (the "Code") or ERISA. In addition, the Credit Agreement does not permit the Fund's asset coverage ratio (as defined in the Credit Agreement) to fall below 300% at any time.

           Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowings under the credit facility. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings representing indebtedness of the Fund.

RISK FACTORS

           Risk is inherent in all investing. Before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

Risks of Investing in Preferred Shares

Leverage Risk

           The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. Leverage amplifies the affect of fluctuations in the Fund's portfolio value on the Preferred Shares' asset coverage.

           The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties. If the Fund increased its level of debt, such borrowings could constitute a substantial lien and burden on the Preferred Shares if such debt had a prior claim against the income of the Fund and against the net assets of the Fund in liquidation.

           Additionally, the management fee paid to the Adviser will be higher when certain forms of leverage is utilized, giving the Adviser an incentive to use leverage.

Auction Risk

           The dividend rate for the Preferred Shares normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an auction if the auction fails. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified dividend rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a dividend rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to holders of Preferred Shares, which could affect the liquidity of your investment.

Secondary Market Risk

           The Preferred Shares are not registered on a stock exchange or the NASDAQ stock market. Broker-dealers may maintain a secondary trading market in the Preferred Shares outside of auctions, but may discontinue this activity any time. You may transfer your Preferred Shares outside of auctions only to or through a broker-dealer or such other persons who may be permitted by the Fund. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a dividend period of more than seven days), changes in interest rates could affect the price you would receive if you sold your Preferred Shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to do so, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and especially during a special rate period.

Ratings and Asset Coverage Risk

           Preferred Shares. While it is a condition to the closing of this offering that S&P assigns a rating of "AAA" and Moody's assigns a rating of "aaa" to the Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. In addition, Moody's, S&P or another rating agency could downgrade the Preferred Shares, which could make the shares less liquid at an auction or in the secondary market. If a rating agency downgrades the Preferred Shares, the dividend rate on the Preferred Shares will be the applicable maximum rate based on the credit rating of the Preferred Shares, which will be a rate higher than is payable currently on the Preferred Shares. See "Description of Preferred Shares—Dividends and Dividends Periods." See "Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet.

           Portfolio Securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or a rating agency might not change its rating of a particular issue to reflect subsequent event. Unless otherwise provided in the S&P or Moody's guidelines applicable to the Preferred Shares, none of these events will require the sale of such securities by the Fund, but the Adviser will consider such events in its determination whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, unless otherwise provided in the S&P or Moody's guidelines applicable to the Preferred Shares, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Interest Rate Risk

           The Preferred Shares generally will pay dividends based on a rate set at auction, usually held weekly. The Fund purchases fixed-income securities, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the Preferred Shares dividend rates may rise. Thus, it is possible that the amount of dividends paid to holders of the Preferred Shares would exceed the income from the Fund's portfolio securities. However, the Preferred Shares dividend rates would need to greatly exceed the yield on the Fund's portfolio before the Fund's ability to pay the Preferred Shares dividends would be impaired. Generally, fixed-income securities will decrease in value when interest rates rise and increase in value when interest rates decline. If long-term rates rise, generally the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares. If such rise is significant, it could trigger a requirement to redeem the Preferred Shares.

Inflation Risk

           Inflation is the reduction in the purchasing power of money resulting from the increase in the prices of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of Preferred Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the Preferred Shares would increase, tending to offset this risk.

Reinvestment Risk

           Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called fixed-income securities at lower interest rates. A decline in income could affect the Fund's asset coverage and ability to pay dividends on the Preferred Shares. Investment risk also exists for holder of Preferred Shares because the shares are subject to involuntary redemption under circumstances where the investor may not be able to achieve a comparable yield or an investment with similar terms and quality.

General Risks of Investing in the Fund

High-Yield Investments

           The Fund is designed for long-term investors who can accept the risks entailed in seeking a high level of current income available from investments in long-term, high-yielding, lower quality, fixed-income securities. The principal value of the lower quality securities in which the Fund invests will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuer. Although the Fund seeks to reduce risk by portfolio diversification, extensive credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate risk.

           Fixed-income securities offering the high current income sought by the Fund will ordinarily be in the lower rating categories of recognized rating agencies or will be unrated. The values of such securities tend to reflect individual corporate developments or adverse economic changes to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of high-yield, high risk securities and thus in the Fund's NAV. The rating agencies generally regard these securities as predominantly speculative with respect to capacity to pay interest and repay principal and riskier than securities in the higher rating categories.

           The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. The high-yield, high risk securities held by the Fund are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher rated securities. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of the Fund's investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect the Fund's net asset value.

           The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

           Generally, when interest rates rise, the value of fixed rate debt obligations, including high-yield, high risk securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. In addition, in a period of rising interest rates the higher cost of the Fund's leverage and/or increasing defaults by issuers of high-yield debt obligations would likely exacerbate any decline in the Fund's NAV. If an issuer of a high-yield, high risk security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for stockholders.

           The credit ratings issued by credit rating agencies may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of high-yield, high risk securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating agencies such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings.

           At times a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers. Although the Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the Fund also may find it more difficult to determine the fair value of such securities for purposes of computing the Fund's NAV. The Fund, in most instances, utilizes an independent pricing service to determine the fair value of its securities for financial statement purposes since market quotations are not readily ascertainable. Securities for which market quotations are not readily available will be valued at fair value.

Restrictions on Dividends and other Distributions

           Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Stock and Preferred Shares, both by the 1940 Act and by reason of requirements imposed by lenders and rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to pay down borrowings and redeem Preferred Shares to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet such requirements. See "Federal Taxation--Federal Income Tax Treatment of the Fund."

DESCRIPTION OF PREFERRED SHARES

           The following is a brief description of the terms of the Preferred Shares. This description does not purport to be complete and is qualified by reference to the Articles Supplementary and other Charter documents, which have been filed as exhibits to the Fund's Registration Statement of which this Prospectus is a part.

General

           Under the Charter, the Fund is authorized to issue up to 1,000,000 shares of preferred stock, in one or more series, with rights as determined by the Board of Directors without the approval of holders of Common Stock. The Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated dividends. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this Prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Shares. The Board of Directors may by resolution classify or reclassify any authorized but unissued Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption. The Fund will not issue any class of stock senior to or on a parity with Preferred Shares. The preferred shares of preferred stock will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

Dividends and Dividend Periods

           General. The following is a general description of dividends and dividend rate periods. See the SAI for a more detailed discussion of this topic. The dividend rate for the initial dividend period for the Preferred Shares offered in this Prospectus will be the rate set out on the cover of this Prospectus. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate set at the auction, normally held weekly, but the rate set at the auction will not exceed the maximum rate. Dividend periods generally will be seven days, and a dividend period generally will begin on the first calendar day after an auction for the Preferred Shares. In most instances, dividends are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of dividend periods, designating them as "special dividend periods."See "--Designation of Special Dividend Periods."

           Dividend Payments. Except as provided below, the dividend payment date will be the first business day after the dividend period ends. The dividend payment date for special dividend periods of more than seven days will be set out in the notice designating a special dividend period. See "--Designation of Special Dividend Periods"for a discussion of payment dates for a special dividend period.

           Dividends on Preferred Shares will be paid on the dividend payment date to holders of record as their names appear on the Fund's record books on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Fund's record books on such date, not more than 15 days before the payment date, as the Fund's Board of Directors may fix.

           Depository Trust and Clearing Corporation, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Fund to the accounts of broker-dealers who act on behalf of holders of Preferred Shares. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to holders of Preferred Shares in same-day funds, these holders will not have funds available until the next business day.

           Dividend Rate Set at Auction. Preferred Shares pay dividends based on a rate set at auction. The auction usually is held weekly, but may be held less frequently. The auction sets the dividend rate, and Preferred Shares may be bought and sold at the auction. Bankers Trust Company, the auction agent, reviews orders from broker-dealers on behalf of existing holders that wish to sell, hold at the auction rate, or hold only at a specified dividend rate, and on behalf of potential holders that wish to buy Preferred Shares. The auction agent then determines the lowest dividend rate that will result in all of the outstanding Preferred Shares continuing to be held. See "The Auction."

           Determination of Dividend Rate. The Fund computes the dividends per share by multiplying the dividend rate determined at the auction by a fraction, the numerator of which normally is seven and the denominator of which normally is 360. This rate is then multiplied by $25,000 to arrive at the dividend per share. The numerator may be different if the rate period includes a holiday.

           If an auction for any subsequent dividend period of Preferred Shares is not held for any reason other than as described below, the dividend rate on those shares will be the maximum rate on the auction date for that subsequent dividend period.

           Maximum Rate. The dividend rate that results from an auction for Preferred Shares will not be greater than the "maximum rate."The maximum rate means the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the date of such auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and S&P:

  Moody's Credit Rating       S&P Credit Rating    Applicable Percentage
      aa3 or Above              AA- or Above              150%
        a3 to a1                  A- to A+                160%
      baa3 to baa1              BBB- to BBB+              250%
       Below baa3                Below BBB-               275%

           Effect of Failure to Pay Dividends in a Timely Manner. If the Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on the Preferred Shares, but the Fund cures the failure and pays any late charge before 12:00 noon, Eastern time, on the third business day following the date the failure occurred, no auction will be held for the Preferred Shares for the first subsequent dividend period thereafter, and the dividend rate for Preferred Shares for that subsequent dividend period will be the maximum rate.

           However, if the Fund does not effect a timely cure, no auction will be held for the Preferred Shares for the first subsequent dividend period thereafter (and for any dividend period thereafter, to and including the dividend period during which the failure is cured and the late charge is paid), and the dividend rate for the Preferred Shares for each such subsequent dividend period will be the default rate.

           The default rate means 300% of the applicable "AA" Financial Composite Commercial Paper Rate for a dividend period of fewer than 184 days and 300% of the applicable Treasury Index Rate for a dividend period of 184 days or more. Late charges are also calculated at the applicable default rate.

           Restrictions on Dividends and Other Distributions. When the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in shares, or options, warrants or rights to subscribe for or purchase, Common Stock) in respect of Common Stock or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless (1) the Fund has paid all cumulative dividends on Preferred Shares; (2) the Fund has redeemed any Preferred Shares that it has called for mandatory redemption; and (3) after paying the dividend, the Fund meets both asset coverage requirements described under "Rating Agency Guidelines."

           Except as set forth in the next sentence, no dividends will be declared or paid or set apart for payment on any class or series of shares of stock of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent dividend payment date. When dividends are not paid in full upon the Preferred Shares through their most recent dividend payment date or upon any other class or series of shares of stock ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such class or series of stock ranking on a parity as to the payment of dividends with Preferred Shares will be declared pro rata so that the amount of dividends declared per share on the Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on Preferred Shares and such other class or series of shares bear to each other.

Designation of Special Dividend Periods

           The Fund may instruct the auction agent to hold auctions and pay dividends less frequently than weekly. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on holders of its Common Stock. The Fund does not currently expect to hold auctions and pay dividends less frequently than weekly in the near future. If the Fund designates a special dividend period, changes in interest rates could affect the price received if the shares were sold in the secondary market.

           Before the Fund designates a special dividend period: (1) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund must issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (2) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., Eastern time, on the second business day before the first day of the proposed special dividend period.

Voting Rights

           Except as noted below, the Fund's Common Stock and Preferred Shares have equal voting rights of one vote per share and vote together as a single class. In elections of Directors, the holders of Preferred Shares, as a separate class, vote to elect two Directors, the holders of the Common Stock, as a separate class, vote to elect two Directors and the holders of the Preferred Shares and the Common Stock, voting together as a single class, elect the remaining Directors. In addition, during any period ("Voting Period") in which the Fund has not paid dividends on the Preferred Shares in an amount equal to two full years dividends, the holders of Preferred Shares, voting as a single class, are entitled to elect (in addition to the two Directors set forth above) the smallest number of additional Directors as is necessary to assure that a majority of the Directors has been elected by the holders of Preferred Shares.

           In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares of the number of Directors that such holders are entitled to elect. The persons elected by the holders of the Preferred Shares, together with the incumbent Directors elected by the holders of the Common Stock, will constitute the duly elected Directors of the Fund. When all dividends in arrears on the Preferred Shares have been paid or provided for, the terms of office of the additional Directors elected by the holders of the Preferred Shares will terminate.

           The Common Stock and Preferred Shares vote as separate classes on amendments to the Charter that would adversely affect their respective interests.

           In addition, so long as any Preferred Shares are outstanding:

o

the Fund may not be voluntarily liquidated, dissolved, wound up, merged or consolidated and may not sell all or substantially all of its assets, without the approval of at least a majority of the Preferred Shares and the shares of Common Stock, each voting as a separate class;

o	the adoption of any plan of reorganization adversely affecting either the Preferred Shares or the Common Stock requires the approval of a majority of the outstanding shares of such class;
o

the Fund may not, without the affirmative vote of at least a majority of the Preferred Shares outstanding, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent;

o

the approval of a majority of the outstanding Preferred Shares and Common Stock, each voting as a separate class, is required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objective, changes in certain investment restrictions described under "Investment Restrictions"in the SAI and changes in the Fund’s subclassification as a closed-end investment company; and

o

the approval of a majority of the outstanding Preferred Shares, voting separately as a class, is required to amend, alter or repeal any of the authorized preferences, rights or powers of the holders of Preferred Shares.

           The Common Stock and the Preferred Shares also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time. To the extent required under the 1940 Act, certain actions by the Fund's stockholders require a vote of a majority of the Fund's outstanding voting securities. The class vote of holders of Preferred Shares described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and Preferred Shares, voting together as a single class, necessary to authorize the action in question.

           For purpose of any right of the holders of Preferred Shares to vote on any matter, whether the right is created by the Charter, by statute or otherwise, a holder of a Preferred Share is not entitled to vote and the Preferred Share will not be deemed to be outstanding for the purpose of voting or determining the number of Preferred Shares required to constitute of quorum, if prior to or concurrently with a determination of the Preferred Shares entitled to vote or of Preferred Shares deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those Preferred Shares and sufficient deposit securities (as defined in the SAI) for the redemption of those Preferred Shares were deposited.

Rating Agency Guidelines

           The Fund is required under Moody's and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and S&P guidelines also impose certain diversification requirements on the Fund's overall portfolio. The "Preferred Shares Basic Maintenance Amount"includes the sum of (i) the aggregate liquidation preference of the Preferred Shares then outstanding, (ii) the total principal of any senior debt (plus accrued and projected dividends), (iii) certain Fund expenses and (iv) certain other current liabilities.

           The Fund also is required under rating agency guidelines to maintain, with respect to the Preferred Shares, as of the last business day of each month in which Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities that are stock of the Fund, including the Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Stock) ("1940 Act Preferred Shares Asset Coverage"). Based on the Fund's assets and liabilities as of March 2, 2001, the 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares, and assuming the issuance of all Preferred Shares offered hereby and the use of the proceeds as intended, would be computed as follows:

    Value of Fund assets less liabilities not constituting senior
                              securities                                =     $180,284,417   =    240%
-----------------------------------------------------------------------       --------------
Senior securities representing indebtedness plus liquidation value of
                         the Preferred Shares                                 $75,000,000

           If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described above under "Description of Preferred Shares--Redemption."

           The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and S&P to the Preferred Shares.

           As described by Moody's and S&P, the Preferred Shares rating is an assessment of the capacity and willingness of the Fund to pay Preferred Shares obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell the Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Adviser, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

           The rating agency guidelines will apply to the Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay fees to Moody's or S&P, or both, for rating the Preferred Shares.

Redemption

           Mandatory Redemption. If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor in accordance with the Charter and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

           In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares and other Preferred Shares of the Fund, subject to redemption or retirement. If fewer than all outstanding Preferred Shares are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

           Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

           Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, including all outstanding shares of Preferred Shares, have been or are being contemporaneously paid or set aside for payment. This is not expected to prevent the lawful purchase or exchange offer for Preferred Shares made on the same terms to holders of all outstanding Preferred Shares.

Liquidation

           Subject to the rights of holders of any series of preferred shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, whether voluntary or involuntary, the holders of the Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution will be made on the Common Stock, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to and including the date of final distribution. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described in this Prospectus, the holders of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund.

           Neither the consolidation nor merger of the Fund with or into any other corporation or corporations, nor the sale, lease, exchange or transfer by the Fund of all or substantially all of its property and assets, will be deemed to be a liquidation, dissolution or winding up of the Fund for the purposes of the foregoing paragraph.

THE AUCTION

Summary of Auction Procedures

           The following is a brief summary of the auction procedures, which are described in more detail in the SAI. The auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Any terms in this section not defined have the meaning assigned to them in the SAI and the SAI Glossary. The auction determines the dividend rate for the Preferred Shares, but the dividend rate will not be higher than the maximum rate. See "Description of Preferred Shares--Dividends and Dividend Periods."You may buy, sell or hold the Preferred Shares in the auction.

           If you own Preferred Shares, you may instruct, orally or in writing, a broker-dealer to enter an order in the auction. Existing holders of Preferred Shares can enter three kinds of orders regarding their Preferred Shares: sell, bid and hold.

o	If you enter a sell order, you indicate that you want to sell Preferred Shares at $25,000 per share, no matter what the next dividend period’s rate will be.

o	If you enter a bid (or "hold at a rate") order, you indicate that you want to sell Preferred Shares only if the next dividend period’s rate is less than the rate you specify.

o	If you enter a hold order, you indicate that you want to continue to own Preferred Shares, no matter what the next dividend period’s rate will be.

           You may enter different types of orders for your Preferred Shares, as well as orders for additional Preferred Shares. All orders must be for whole shares. All orders you submit are irrevocable. There are a fixed number of Preferred Shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, and general economic conditions including current interest rates. If you own Preferred Shares and submit a bid higher than the maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold the Preferred Shares, but if you fail to submit an order and the dividend period is longer than [91] days, the broker-dealer will treat your failure to submit a bid as a sell order.

           If you do not currently own Preferred Shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above a specified dividend rate. If your bid specifies a rate higher than the maximum rate, your order will not be accepted.

           Broker-dealers will submit orders from existing and potential holders of Preferred Shares to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of Preferred Shares. A broker-dealer's failure to submit orders for the Preferred Shares held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account provided it is not an affiliate of the Fund. Neither the Fund nor the Adviser may submit an order in any auction, except that any broker-dealer that is an affiliate of the Fund or the Adviser may submit orders in an auction, but only if such orders are not for its own account.

           The auction agent after each auction for Preferred Shares will pay to each broker-dealer, from funds provided by the Fund, a service charge at the annual rate of 0.25% of the purchase price of the Preferred Shares placed by such broker-dealer in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Fund and the broker-dealers, in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by the broker-dealers at the auction.

           If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate of all Dividend Periods for the Preferred Shares is at least equal to the number of Preferred Shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted (but not lower than the minimum rate, if applicable) which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the Preferred Shares available for purchase in the auction.

           If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for the Preferred Shares is less than the number of Preferred Shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the Preferred Shares for which they submitted sell orders.

           The auction agent will not accept a bid above the maximum rate. The purpose of the maximum rate is to place an upper limit on dividends with respect to Preferred Shares and in so doing to help protect the earnings available to pay Common Stock dividends, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more Preferred Shares offered for sale than there are buyers for those shares).

           If broker-dealers submit or are deemed to submit hold orders for all outstanding Preferred Shares, that is considered an "all hold"auction and the dividend rate for the next dividend period will be the all hold rate. The "all hold rate"is 80% of the "AA"Financial Composite Commercial Paper Rate (the interest equivalent of rates applicable to "AA"-rated securities for time periods that vary depending on the dividend period).

           The auction procedures include a pro rata allocation of shares for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their customers.

           Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through Depository Trust and Clearing Corporation. Purchasers will pay for their shares through broker-dealers in same-day funds to Depository Trust and Cleaning Corporation against delivery to the broker-dealers. Depository Trust and Cleaning Corporation will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this Prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City, are authorized or obligated by law to close.

           The first auction for Preferred Shares will be held on _______________, 2001, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for Preferred Shares normally will be held every Wednesday, and each subsequent dividend period for Preferred Shares normally will begin on the following Thursday.

           The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares, and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

Current           Owns 500 shares, wants to sell  all      Bid order of 6.1% rate for all 500
Holder A          500 shares if auction rate is less       shares
                  than 6.1%

Current           Owns 300 shares, wants to hold           Hold order -- will take the auction
Holder B                                                   rate

Current           Owns 200 shares, wants to sell all 200   Bid order of 5.9% rate for all 200
Holder C          shares if auction rate is less than      shares
                  5.9%

Potential         Wants to buy 200 shares                  Places order to buy at or above 6.0%
Holder D

Potential         Wants to buy 300 shares                  Places order to buy at or above 5.9%
Holder E

Potential         Wants to buy 200 shares                  Places order to buy at or above 6.1%
Holder F

           The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 6.0% (the offer by D). Therefore, the dividend rate will be 6.0%. Current holders B and C will continue to own their Preferred Shares. Current holder A will sell its Preferred Shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any Preferred Shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Preferred Shares

           The broker-dealers (including the underwriters) may maintain a secondary trading market Preferred Shares outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. Preferred Shares will not be registered on any stock exchange or on the NASDAQ stock market. Investors who purchase Preferred Shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

          You may sell, transfer, or otherwise dispose of Preferred Shares only in whole shares and only

o	pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

o	to a broker-dealer; or

o

to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your shares in the name of a broker-dealer, a sale or transfer of your shares to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if that broker-dealer remains the existing holder of the shares immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

           Further description of the auction procedures can be found in the SAI.

MANAGEMENT OF THE FUND

Board of Directors

           The management of the Fund, including general supervision of the duties performed by the Adviser under the Fund's investment advisory agreement, is the responsibility of the Fund's Board of Directors under the laws of the state of Maryland.

Investment Adviser

           Highland Capital Management, L.P., 13455 Noel Road, Suite 1300, Dallas, Texas 75240, serves as the investment adviser to the Fund and has overall responsibility for the management of the Fund. The Fund and the Adviser have entered into an Advisory Agreement that requires the Adviser to provide all investment advisory and portfolio management services for the Fund. It also requires the Adviser to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Adviser provides the Fund with the personnel necessary to administer the Fund. The agreement with the Adviser can be canceled by the Board of Directors and the Adviser upon not less than 30 nor more than 60 days' written notice. Organized in July 1997, the Adviser is registered as an investment adviser under the Investment Adviser's Act of 1940, as amended. The Adviser assumed responsibility for managing the Fund on January 21, 2000. Although the Adviser does not manage any other registered investment company, as of March 2, 2001, it managed approximately $7.2 billion in debt securities on behalf of institutional investors. These assets consist of subordinated debt securities of "high-yield"issuers, principally in structured finance vehicles, such as "Collateralized Loan Obligations"(CLOs). The Adviser is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. James Dondero, Mark Okada and Todd Travers are the Adviser's principal portfolio managers.

           The Adviser bears its expenses of providing the services described above. The Adviser currently receives from the Fund a management fee calculated at 0.65% (on an annual basis) of the Fund's average weekly net asset value defined as total assets of the Fund less accrued liabilities (excluding the principal amount of the bank loan, notes and the liquidation preference of the preferred stock and including accrued and unpaid dividends on the preferred stock), up to and including $175,000,000 of net assets, 0.55% on the next $50,000,000 of net assets and 0.50% of the excess of net assets over $225,000,000.

           The Fund pays all operating and other expenses of the Fund not borne by the Adviser including, but not limited to, audit and legal fees, transfer agent, registrar and custodian fees, expenses in preparing tender offers, stockholder reports and proxy solicitation materials and other miscellaneous business expenses. The Fund also pays all taxes imposed on it and all brokerage commissions and loan-related fees. The Fund is responsible for paying all of the expenses of the offering.

           Portfolio Management.

           The Fund's portfolio is managed by a portfolio management team. The members of the team primarily responsible for the day-to-day management of the Fund's portfolio are Messrs. Dondero, Okada and Travers.

           Mr. Dondero has been President and Chief Investment Officer of the Adviser since March 1993. From December 1989 through 1993, Mr. Dondero was Chief Investment Officer of a guaranteed investment contract subsidiary of Protective Asset Management Company ("PAMC"), where he and four other investment professionals managed portfolios consisting of high-yield securities, corporate bonds, mortgage-backed securities, bank loans and preferred and common stocks. Prior to December 1989, Mr. Dondero managed approximately $1.0 billion in proprietary fixed-income portfolios for a subsidiary of American Express Company. Between July 1984 and August 1985, he was a member of the Morgan Guaranty Trust Co. NYC Financial Training Program. Mr. Dondero graduated from the University of Virginia (Beta Gamma Sigma) with a B.S. in Accounting and a B.S. in Finance in May 1984. He is a Certified Public Accountant, Certified Managerial Accountant and Chartered Financial Analysis, and is a full member of the New York Socity of Security Analysts.

           Mr. Okada has been Executive Vice President of the Adviser since March 1993. From July 1990 to March 1993, Mr. Okada was Manager-Fixed Income for PAMC, where his responsibilities included management and administration of approximately $1.3 billion in bank loan purchases, credit evaluation of fixed-income assets and quantitative analysis for special projects. Prior to July 1990, Mr. Okada was employed by Hibernia National Bank, where he most recently served as Vice President and Section Head of the Capital Markets Group and was responsible for a portfolio of $1.0 billion in highly leveraged transactions. Prior thereto, he was a management trainee for Mitsui Manufacturers Bank. Mr. Okada graduated with honors from UCLA with a B.S. in Economics and a B.S. in Psychology in 1984. Mr. Okada is a Chartered Financial Analyst, and is a member of the Dallas Society of Security Analysts.

           Mr. Travers has been a Senior Portfolio Manager at the Adviser since January 1995. He specializes in high-yield, bank loan, leveraged loan and aviation asset investments. Before January 1995, he was Senior Financial Analyst at American Airlines, where he assisted in the development and maintenance of that company's jet fleet plan. Mr. Travers graduated from Iowa State University with a B.S. in Industrial Engineering in 1985 and from Southern Methodist University with an M.B.A. in Finance in 1989. Mr. Travers is a Chartered Financial Analyst, and is a member of the Dallas Society of Security Analysts.

CUSTODIAN AND AUCTION AGENT, TRANSFER AGENT,
DIVIDEND PAYING AGENT AND REGISTRAR

           Depository Trust and Clearing Corporation will act as securities depository for the Preferred Shares. Bankers Trust Company, whose principal place of business is 4 Albany Street, New York, New York 10006, will act as auction agent, transfer agent, dividend paying agent, and registrar for the Preferred Shares. The Fund's securities and cash are held under a custodian agreement by State Street Bank and Trust Company, whose principal place of business is Two Heritage Drive, North Quincy, Massachusetts 02171. State Street Bank and Trust Company also serves as transfer agent, dividend paying agent and registrar for the Fund's Common Stock.

FEDERAL TAXATION

           The following is intended to be a general summary of certain federal income tax consequences of investing in the Preferred Shares and is based on the applicable federal tax laws of the United States as in effect as of the date of this Prospectus, which are subject to change or differing interpretations, with retroactive or prospective effect. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.

Federal Income Tax Treatment of the Fund

           The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to stockholders. However, the Fund would be subject to corporate income tax (currently at a 35% maximum effective rate) on any undistributed income. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

           Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. A distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to stockholders in the calendar year in which the distributions are declared. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

           However, certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses, or accelerate certain income or gains, of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. In addition, under certain circumstances, the 1940 Act's asset coverage requirements may prevent the Fund from making distributions and may require the Fund to redeem Preferred Shares, either of which could prevent the Fund from making distributions required to avoid Fund-level taxation and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent the imposition of excise taxes and disqualification of the Fund as a regulated investment company.

           If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its stockholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends which are taxable to stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the stockholders' hands as long-term capital gains. Such distributions generally will be eligible for the corporate dividends received deduction in the case of corporate stockholders.

Federal Income Tax Treatment of Holders of Preferred Shares

           Based in part on its lack of any present intention to redeem or purchase the Preferred Shares at any time in the future and upon the advice of tax counsel, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders and generally will not qualify for the dividends received deduction available to corporations under Section 243 of the Code. This view relies in part on a published ruling of the Internal Revenue Service (the "IRS") stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Stroock & Stroock & Lavan LLP, counsel to the Fund, believes that if the IRS were to pursue in court the position that the Preferred Shares should be treated as debt for federal income tax purposes, the IRS would be unlikely to prevail if the issue were properly litigated. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their Preferred Shares. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate distributions of net capital gain made with respect to Preferred Shares as capital gain dividends in proportion to the Preferred Shares' share of total dividends paid during the year. Because the Fund currently has a significant capital loss carry forward, it is not anticipated that the Fund will distribute net capital gains to stockholders, including holders of the Preferred Shares, for the foreseeable future.

Sale of Shares

           The sale or other disposition of Preferred Shares generally will be a taxable transaction for federal income tax purposes. Selling holders of Preferred Shares generally will recognize gain or loss in an amount equal to the difference between their respective bases in the Preferred Shares and the amount received in exchange therefor. If such Preferred Shares are held as a capital asset, the gain or loss generally will be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of Preferred Shares by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of Common Stock in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

           Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any loss realized upon a taxable disposition of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or credited to the holder as an undistributed capital gain) with respect to such shares. Also, any loss realized upon a taxable disposition of Preferred Shares may be disallowed if other Preferred Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Preferred Shares acquired.

Backup Withholding

           The Fund may be required to withhold, for U.S. federal income taxes, 31% of all dividends and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or who fail to make required certifications, or if the Fund or a stockholder has been notified by the IRS that such stockholder is subject to backup withholding. Corporate stockholders and other stockholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's federal income tax liability if the appropriate information is provided to the IRS.

Other Taxation

           Foreign stockholders, including stockholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and non-federal income tax consequences to them of an investment in Preferred Shares.

Further Information

           The SAI summarizes further federal income tax considerations that may apply to the Fund and its stockholders and may qualify the considerations discussed herein.

DESCRIPTION OF COMMON STOCK

           The Fund was incorporated in Maryland on May 13, 1988. The Charter authorizes the issuance of up to 100,000,000 shares of Common Stock, $0.03 par value. All shares of Common Stock have equal rights as to voting, dividends and liquidation. All shares of Common Stock issued and outstanding are fully paid and nonassessable. Shares of Common Stock have no preemptive, conversion or redemption rights and are freely transferable. The number of shares of Common Stock outstanding as of March 2, 2001 was 26,916,430. The voting rights of the Common Stock are noncumulative, which means that the holders of more than all of the shares of Common Stock voting for the election of Directors can elect all of those Directors that are subject to election by the holders of the Common Stock if they choose to do so, and, in that event, the holders of the remaining shares of Common Stock voting for the election of Directors will not be able to elect any Directors. The holders of the Common Stock vote as a single class with the holders of the Preferred Shares on all matters except as described under "Description of Preferred Shares--Voting Rights."The rights of the holders of the Common Stock may not be amended by a vote of less than a majority of the shares of Common Stock outstanding.

           The Fund's Board has approved and recommended that holders of Common Stock approve at the 2001 annual stockholders meeting, scheduled to be held March 30, 2001, amendments to the Fund's Charter. If approved by such stockholders, the Charter, as proposed to be amended, would include certain "supermajority" voting provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or cause the Fund to engage in certain transactions. These provisions could have the effect of depriving holders of Common Stock of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. However, these provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. They also promote continuity and stability, and they enhance the Fund's ability to continue to pursue long-term strategies that are consistent with its investment objective. See the SAI for a further description on these and other proposals in connection with the Fund's 2001 annual stockholders meeting.

           So long as any Preferred Shares or any other preferred shares of the Fund are outstanding, holders of the Fund's Common Stock will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act.

           Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), holders of Common Stock may elect to receive all dividends and capital gains distributions in cash paid by check mailed directly to the Common Stock holders by or under the direction of State Street Bank and Trust Company, as dividend paying agent. Pursuant to the Plan, holders of Common Stock not making this election will have all dividends and distributions automatically reinvested by State Street Bank and Trust Company, as Plan agent, in whole or fractional shares of Common Stock. If, on the record date for the distribution: (a) the market price is equal to or exceeds the NAV at the time the shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants will be issued shares of Common Stock at the most recently determined NAV, but in no event less than 95% of the market price; or (b) the NAV of the Fund's Common Stock exceeds the market price of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Plan agent will buy Common Stock in the open market, on the NYSE or elsewhere, for the Plan participants' accounts.

           The Fund's Common Stock has traded on the NYSE since December 1988. On March 2, 2001, the last reported sales price of the Fund's Common Stock on the NYSE was $5.14. The Fund's NAV on March 2, 2001 was $3.95.

Repurchase of Common Stock

           In recognition of the possibility that the Fund's shares of Common Stock may trade at a discount to their NAV, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from NAV by repurchasing shares of its Common Stock in the open market or by tendering for its shares of Common Stock at NAV. So long as any Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any shares of its Common Stock unless (1) all accumulated dividends on the Preferred Shares have been paid or set aside for payment through the date of such purchase, redemption or other acquisition and (2) at the time of such purchase, redemption or acquisition the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage (determined after deducting the acquisition price of the shares of Common Stock) are met. Repurchases of shares of Common Stock may result in the Fund being required to redeem Preferred Shares to satisfy asset coverage requirements.

CONVERSION TO OPEN-END FUND

           The Fund's Board of Directors may elect to submit to the Fund's stockholders at any time a proposal to convert the Fund to an open-end investment company and in connection therewith to redeem any outstanding Preferred Shares, as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to stockholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Stock to NAV, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on high-yield securities in the Fund's portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of a majority (as defined in the 1940 Act) of each class of the shares entitled to be voted on the matter, including the Preferred Shares, voting as a separate class. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, including the Preferred Shares. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund. At the Fund's annual stockholders meeting scheduled to be held on March 30, 2001, management is seeking stockholder approval for certain "supermajority"voting requirements to effect, among other things, any amendment to the Fund's Charter to make the Fund's shares "redeemable securities"or to convert the Fund from a closed-end company to an open-end company. If approved by stockholders, the Charter would require (except under certain circumstances) the affirmative vote of the holders of at least 80% of the votes then entitled to be cast by stockholders and at least 80% of the entire Board of Directors to authorize such action. See the SAI for a further description of these and other proposals in connection with the Fund's 2001 annual stockholders meeting.

UNDERWRITING

           The underwriters named below (the "underwriters"), acting through Salomon Smith Barney Inc., have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund (the "Underwriting Agreement"), to purchase, and the Fund has agreed to sell, the number of Preferred Shares set forth opposite their respective names offered hereby.

                                                               Number of
Underwriters                                                Preferred Shares

Salomon Smith Barney Inc. ..................................
Gruntal & Co., L.L.C. ......................................
     Total .................................................

           The Underwriting Agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all of the Preferred Shares offered hereby if they purchase any of the shares. In the Underwriting Agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute payments the underwriters may be required to make for any of those liabilities.

           The Fund has been advised by the underwriters that they propose initially to offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to selected dealers at the public offering price less a concession not in excess of $ ____ per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price. The underwriters may allow, and such dealers may reallow, a concession not in excess of $ _____ per share on sales to certain other dealers. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for the Preferred Shares offered in this Prospectus purchased in the initial public offering on or before ________, 2001.

           The Fund anticipates that the underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters. The Fund anticipates that the underwriters or their respective affiliates may from time to time act in auctions as broker-dealers and receive fees as described under "The Auction"and in the SAI. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

           The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Gruntal & Co., L.C.C. is One Liberty Plaza, New York, New York 10006.

LEGAL OPINIONS

           Certain legal matters in connection with the Preferred Shares offered in this Prospectus will be passed upon for the Fund by Stroock & Stroock & Lavan LLP, New York, New York, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts.

INDEPENDENT AUDITORS

           The financial statements of the Fund at October 31, 2000 and the selected per share data and ratios set forth under the caption "Financial Highlights"for the fiscal year ended October 31, 2000 has been audited by Ernst & Young LLP, independent auditors, as set forth in their report incorporated by reference in the SAI, and are included in reliance upon their report given upon Ernst & Young LLP's authority as experts in accounting and auditing. The address of Ernst & Young LLP is 2121 San Jacinto Street, Dallas, Texas 75201.

FURTHER INFORMATION

           The Fund has filed with the Securities and Exchange Commission, Washington, DC, a registration statement under the Securities Act with respect to the Preferred Shares offered in this Prospectus. Further information concerning the Preferred Shares and the Fund may be found in the registration statement, of which this Prospectus constitutes a part, on file with the Securities and Exchange Commission. The registration statement may be inspected without charge at the Commission's office in Washington, DC, and copies of all or any part thereof may be obtained from such officer after payment of the fees prescribed by the Securities and Exchange Commission.

           The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Such reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, DC 20549 and the Commission's regional offices, including offices at seven World Trade Center, New York, New York 10048. Call 1-800-SEC-0330 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the NYSE. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus and the SAI, and reports, proxy and information statements and other information regarding registrants that file with the Securities and Exchange Commission. In addition, reports, proxy and information statements and other information concerning the Fund can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

TABLE OF CONTENTS TO THE STATEMENT OF ADDITIONAL INFORMATION

General Information
Additional Information About Investments and Investment Techniques
Investment Restrictions
Management of the Fund
Portfolio Transactions
Determination of Net Asset Value
Additional Information Concerning the Auctions for Preferred Shares
Description of Preferred Shares
Moody's and S&P Guidelines
Federal Taxation
Advertising and Performance Data
Financial Statements
Appendix A: Glossary
Appendix B: Ratings of Investments

Page 1 1 6 9 15 17 18 27 39 49 53 53 A-1 B-1

$75,000,000

Prospect Street® High Income Portfolio Inc.

Auction Rate Cumulative Preferred Shares

3,000 Shares, Series W

[LOGO] PROSPECT STREET

Prospectus

__________, 2001

Salomon Smith Barney

Gruntal & Co.

SUBJECT TO COMPLETION, DATED MARCH 9, 2001

STATEMENT OF ADDITIONAL INFORMATION

____________, 2001

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
13455 Noel Road
Suite 1300
Dallas, TX 75240
3,000 SHARES, SERIES W
AUCTION RATE CUMULATIVE PREFERRED SHARES

This Statement of Additional Information ("SAI") of Prospect Street® High Income Portfolio Inc. (the "Fund") relating to this offering of the Fund's Auction Rate Cumulative Preferred Shares (the "Preferred Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating to the Preferred Shares dated ___________, 2001. This SAI does not include all information that a prospective investor should consider before purchasing Preferred Shares in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-877-532-2834.

          Capitalized terms used in this SAI have the meanings assigned to them in the Prospectus or in the Glossary of this SAI.

[Left Side Margin on Cover Page]

The information in this Statement of Additional Information is not complete and may be changed. The Fund's Preferred Shares may not be sold until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell or a solicitation of an offer to buy the Fund's Preferred Shares in any state where the offer or sale is not permitted.

TABLE OF CONTENTS

General Information
Additional Information About Investments and Investment Techniques
Investment Restrictions
Management of the Fund
Portfolio Transactions
Determination of Net Asset Value
Additional Information Concerning the Auctions for Preferred Shares
Description of Preferred Shares
Moody's and S&P Guidelines
Federal Taxation
Advertising and Performance Data
Financial Statements
Appendix A: Glossary
Appendix B: Ratings of Investments

Page 1 1 6 9 15 17 18 27 39 49 53 55 A-1 B-1

GENERAL INFORMATION

          The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund's management adviser is Highland Capital Management, L.P. (the "Adviser"). The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of high-yield, high risk securities (commonly referred to as "junk bonds"). The Fund's current income, if any, will be distributed to holders of Common Stock only after satisfaction of the obligation to pay dividends on the Preferred Shares. No assurance can be given that the Fund's investment objective will be achieved.

ADDITIONAL INFORMATION ABOUT INVESTMENTS
AND INVESTMENT TECHNIQUES

          Some of the different types of securities in which the Fund may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Investment Objective and Policies." Under normal market conditions, the Fund invests at least 65% of its total assets in high yield fixed-income securities. These securities are commonly known as "junk bonds" because they are rated in the lower categories by nationally recognized rating agencies. "High yield" fixed-income securities, the generic name for corporate bonds rated between BB and C by S&P and between Ba and C by Moody's, are frequently issued by corporations in the growth stages of their development, as a result of corporate reorganizations or as part of corporate takeovers. Risks and special considerations associated with investing in high yield fixed-income securities are described under "Risk Factors" in the Prospectus.

           Under current S&P and Moody's guidelines relating to the receipt of ratings on the Preferred Shares, certain types of securities in which the Fund may otherwise invest, and certain strategies in which the Fund may otherwise engage, pursuant to the investment policies and strategies stated below, are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments consist of, among others: securities that are not readily marketable; private placements (other than Rule 144A Securities); and securities not within S&P's diversification guidelines. Accordingly, although the Fund reserves the right to invest in such securities and to engage in such strategies to the extent described in the Prospectus and this SAI, it is anticipated that they will not ordinarily constitute in total more than 20% of the Fund's total assets. The composition of the Fund's portfolio as of January 31, 2001 by rating category is set out in the Prospectus under "Portfolio Composition." Further information concerning the rating categories of S&P and Moody's is provided in Appendix B to this SAI.

           Additional information concerning certain of the Fund's investments and investment techniques is set forth below.

           Securities Loans. The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

           When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). The Fund will invest in when issued and delayed delivery securities in order to lock in a favorable rate of return. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund will set aside cash or permissible liquid securities from its portfolio, marked to market daily and having value equal to or greater than such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio obligations, incur a gain or loss due to market fluctuation. The Fund is dependent on the other party to successfully complete when-issued and delayed delivery transactions. If such other party fails to complete its portion of the transaction, the Fund will have lost the opportunity to invest the amount set aside for such transaction.

           Repurchase Agreements. The Fund may enter into repurchase agreements on up to 25% of the value of its total assets. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell the security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase obligations to assist in the management of its portfolio and to obtain additional revenue and maximize stockholders' value. It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the United States government or its agencies or instrumentalities. Repurchase agreements also may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation. The Adviser will also evaluate the creditworthiness of the repurchase agreement sellers with whom the Fund does business and will monitor their creditworthiness during the period of any repurchase agreement. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

           Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will undertake reverse repurchase transactions to assist in the management of its portfolio and to obtain additional liquidity in its portfolios. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the Securities and Exchange Commission (the "Commission") require that if securities are sold by the Fund under a reverse repurchase agreement, the Fund set aside cash or permissible liquid securities from its portfolio, marked to market daily and having a value equal to the proceeds received on any sale subject to repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements are considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described below under "Investment Restrictions".

           Foreign Investments. The Fund may invest up to 10% of the value of its total assets in securities principally traded in foreign markets and Eurodollar certificates of deposit issued by branches of U.S. and foreign banks. Foreign investments may involve risks not present to the same degree in domestic investments, such as future political and economic developments, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits, the establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Foreign securities may be less liquid and more volatile than U.S. securities, and foreign accounting and disclosure standards may differ from U.S. standards. In addition, settlement of transactions in foreign securities may be subject to delays, which could result in adverse consequences to the Fund including restrictions on the subsequent resale of such securities. The value of foreign investments may rise or fall because of changes in currency exchange rates. In addition, the costs of exchanging foreign currencies for payments in U.S. dollars and nonnegotiated brokerage commissions in foreign countries may reduce the yield on foreign securities. In the event of a default in payment on foreign securities, the Fund may incur increased costs to obtain a judgment against the foreign issuer in the United States or abroad. The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts to hedge against possible fluctuations in exchange rates that may affect the yield of the Fund when the foreign currencies are converted in payment in U.S. dollars. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Fund will use currency transactions only for hedging and not speculation. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund's dealings in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in the currency.

          The Fund may not use position hedging with respect to a particular currency to an extent greater than the aggregate market value (at the time of entering into the position hedge) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. If the Fund enters into a position hedging transaction, the Fund will set aside cash or permissible liquid securities in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities set aside declines, the Fund will set aside additional cash or permissible liquid securities to equal the amount of the Fund's commitment with respect to the forward contract.

           Options. The Fund may write (sell) call options which are traded on national securities exchanges with respect to securities in its portfolio. The Fund may only write "covered" call options, that is, options on securities it holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Fund may write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible market decline. In view of its investment objective, the Fund generally would write call options only in circumstances in which the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood that the Fund will be able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. The extent to which the Fund may enter into transactions involving call options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

           Senior Loans. The Fund's Board has authorized the Fund to invest, subject to stockholder approval, which is being solicited at the 2001 annual stockholders meeting, up to 10% of its total assets in senior secured floating rate loans ("Senior Loans"). Senior Loans generally are made to corporations, partnerships and other business entities ("Borrowers") which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower's capital structure, pay interest at rates that are redetermined periodically on the basis of a floating base lending rate, such as the London Inter-bank Offered Rate (LIBOR), plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Borrowers generally will use proceeds from Senior Loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes. The Fund would invest primarily in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk. The Fund will attempt to manage these risks through ongoing analysis and monitoring of Borrowers.

           Senior Loans in which the Fund would invest may not be rated by a rating agency, will not be registered with the Commission or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Fund's investments in Senior Loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

           Futures Contracts and Related Options. Currently, the Fund has no intention to trade in futures contracts or related options. However, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if the Adviser anticipates that interest rates may rise, in which event the Fund could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, the Fund could purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase.

           Under the regulations of the U.S. Commodity Futures Trading Commission ("CFTC"), the Fund will not be considered a "commodity pool," as defined under such regulations, as a result of entering into transactions in futures contracts and options on futures contracts, provided, among other things, that: (1) such transactions are entered into solely for bona fide hedging purposes, as defined under CFTC regulations; or (2) the aggregate initial margin and premiums for any other such transactions entered into does not exceed 5% of the Fund's total assets (after taking into account any unrealized profits and losses). The extent to which the Fund may enter into transactions involving futures contracts also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

           Risks of Hedging Transactions. The use of options, financial futures and options on financial futures may involve risks not associated with other types of investments which the Fund intends to purchase and it is possible that a portfolio that utilizes hedging strategies may not perform as well as a portfolio that does not make use of such devices. In particular, the Fund's positions in options and financial futures may be entered and closed out only on a federally licensed exchange which provides a market therefor, and there can be no assurance that a liquid market will exist for any particular option or futures contract. Because financial futures and related options markets generally impose limits on daily price movement, it is possible that the Adviser will not be able to close out hedge positions promptly. The inability to close out options and futures positions could have an adverse impact on the Fund's ability to hedge its securities effectively and might, in some cases, require the Fund to deposit substantial amounts of additional cash to meet applicable margin requirements. The Fund's ability to hedge effectively through transactions in financial futures or options depends on the degree to which price movements, which include, in part, changes in interest rates, in the Fund's holdings correlate with price movements of the hedging instruments. Inasmuch as the Fund's options and futures will not duplicate such underlying securities, the correlation will probably not be perfect. Consequently, the prices, which include, in part, changes in interest rates, of the securities being hedged may not move in the same amount as the hedging instrument. It is possible that there may be a negative correlation between the hedging instrument and the hedged securities, which would prevent the Fund from achieving the anticipated benefits of hedging transactions or may cause the Fund to realize losses and thus be in a worse position than if such strategies had not been used.

           Additional Leverage. The Fund has reserved the right to borrow money to the extent such borrowing would not result in a violation of the Credit Agreement covenants (which will be terminated upon payment of the outstanding debt with the proceeds of the Preferred Shares offering), the 1940 Act Preferred Shares Asset Coverage and would not otherwise violate Section 18 of the 1940 Act. The Fund may borrow to the extent then permitted by the 1940 Act through the public or private issuance of debt securities and/or from lenders of all types, such as banks, savings and loan associations, insurance companies and similar financial institutions. In addition, the Fund may borrow up to 5% of its total assets for temporary purposes.

INVESTMENT RESTRICTIONS

          The Fund's investment objective, its policy to invest at least 65% of its total assets in high-yield securities rated in the lower categories by recognized rating agencies or nonrated fixed-income securities deemed by the Adviser to be of comparable quality and the following investment restrictions have been adopted by the Fund as fundamental policies. Fundamental policies of the Fund may not be changed without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding shares of Common Stock and a majority of the then outstanding Preferred Shares, voting as separate classes. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without stockholder approval. For purposes of the 1940 Act, "majority" means (a) 67% or more of the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less. The Fund may not:

1.	Borrow money (through reverse repurchase agreements or otherwise) or issue any senior securities (as defined in the 1940 Act) except as permitted by the 1940 Act.

2.

Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

3.

Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin payments in connection with transactions in futures contracts and options.

4.

Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns and equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, an in equal amount to, the securities sold short.

5.

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, the Fund may be deemed to be an underwriter under the federal securities laws.

6.

Purchase or sell real estate, although the Fund may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate and securities representing interests in real estate.

7.	Purchase or sell commodities or commodity contracts, except that the Fund may purchase or see financial futures contracts and related options as provided herein.

8.

Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the value of its total assets, or through the lending of its portfolio securities with respect to not more than one-third of the value of its total assets.

9.

Invest in securities of any issuer, if, to the knowledge of the Fund, officers and Directors of the Fund and officers and directors of the Adviser who beneficially own more than 0.50% of the securities of that issuer together own more than 5% of such issuer.

10.

With respect to 75% of the value of the Fund's total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

11.	With respect to 75% of the value of the Fund's total assets, acquire more than 10% of the outstanding voting securities of any issuer.

12.

Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

13.

Invest in the securities of other registered investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions.

14.

Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

15.	Make investments for the purpose of exercising control or management over the issuer of any security.

16.

Write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures contracts or related options, except that the Fund may write call options and invest in futures contracts and related options as provided in the Prospectus and the SAI.

With respect to restriction 1, the 1940 Act permits a closed-end investment company, such as the Fund, to issue a note in consideration for any privately arranged loan that is not intended to be publicly distributed, or a note evidencing a temporary loan that does not exceed 5% of the company's total assets at the time it is made. The 1940 Act also permits closed-end investment companies to issue senior securities representing debt or preferred stock, subject to certain conditions. As described in the Prospectus, in the case of debt, the company must have asset coverage of 300% immediately after such issuance, and, in the case of stock, 200% coverage is required. In addition to the prohibitions listed in restriction 6, the Fund has no intention to purchase or sell real estate or invest in real estate mortgages.

           Although the provisions of restrictions 2 (with respect to futures contracts), 3 and 7 permit the Fund to engage in certain practices to a limited extent, the Fund does not have any current intention of engaging in such practices. The Fund will not make any investment permitted by the exceptions to the Fund's investment restrictions if the investment would adversely affect the ratings assigned by S&P and/or Moody's to the Preferred Shares. In addition, as noted, certain practices are subject to the prior written approval of S&P and/or Moody's.

          If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of the Fund's investments or amount of total assets will not be considered a violation of any of the foregoing restrictions.

MANAGEMENT OF THE FUND

Directors and Officers

          The Fund is governed by its Board of Directors. The Directors and executive officers of the Fund are listed below.

                                                              Principal Occupations During
Name and Address        Positions with Fund (1)        Age    the Last Five Years
----------------        -----------------------        ---    -------------------------

James D. Dondero (2)    President and Director          37    Since March 1993, he has been President and Chief
13455 Noel Road                                               Investment Officer of the Adviser.  From 1989 through
Suite 1300                                                    1993, Mr. Dondero was Chief Investment Officer of a
Dallas, TX  75240                                             guaranteed investment contract subsidiary of Protective
                                                              Asset Management Company ("PAMC"),
                                                              where he and four other investment professionals
                                                              managed portfolios consisting of high yield securities,
                                                              corporate bonds, mortgage-backed securities, bank loans
                                                              and preferred and common stocks. From 1985 to 1989,
                                                              Mr. Dondero managed approximately $1.0 billion in
                                                              proprietary fixed-income portfolios for a subsidiary
                                                              of American Express Company. He is a Certified Public
                                                              Accountant, Certified Managerial Accountant and Chartered
                                                              Financial Analyst, and is a full member of the New York
                                                              Society of Security Analysts.

John William Honis      Director                        42    Since 1999, he has been a private investor.  From
3456 Purdue Avenue                                            1991 to 1998, he was President and owner of
Dallas, TX  75225                                             Saratoga Telephone.  From 1989 to May 1999, he served
                                                              as President and owner of Northeast Phone System
                                                              Communication Group.  From 1995 to March 1999, Mr.
                                                              Honis also served as Vice President of Value Call
                                                              International, Inc.  He is also on the Board of
                                                              Directors of the Jenna Foundation for Non-Violence.

Timothy K. Hui          Director                        52    Since September 1998, Director of Learning Resources of
48 Willow Greene Drive                                        the Philadelphia Biblical University.  Prior thereto,
Churchville, PA  18966                                        Mr Hui was in private practice as an attorney serving
                                                              as the managing partner of the law firm of Hui & Malik,
                                                              L.L.P. from 1993 to August 1998 and at the law firm of
                                                              Thompson & Knight, P.C. from 1989 to 1993.

Scott F. Kavanaugh      Director                        40    Since January 2000, Executive Vice President and
One Venture                                                   Treasurer and a Board member of Commercial Capital
Suite 300                                                     Bank, and the Managing Principal and Chief Operating
E. Irvine, CA  92618                                          Officer of Financial Institutional Partners Mortgage
                                                              Company.  Since April 1998, he has been the Managing
                                                              Principal and President of Financial Institutional
                                                              Partners, LLC, an investment banking firm.  From 1991
                                                              to April 1998, he was the Managing Partner and Director
                                                              of Trade of Great Pacific Securities, Inc., an
                                                              investment banking firm.

James F. Leary          Director                        70    Since January 1999, a Managing Director of Benefit
2006 Peakwood Drive                                           Capital Southwest, Inc., a financial consulting firm.
Garland, TX  75044                                            From 1995 to December 1998, he was the Vice Chairman,
                                                              Finance and a Director of Search Financial Services, Inc.,
                                                              a financial services firm which filed a petition for
                                                              reorganization under Chapter 11 of the Bankruptcy
                                                              Code in March 1998. From 1982 to 1995, he was the founder
                                                              and General Partner of Sunwestern Investment Group which
                                                              managed venture capital funds and Small Business Investment
                                                              Companies ("SIBC"). He is currently a member of
                                                              the Boards of Directors of Associated Materials, Inc.
                                                              (manufacturer of building products), Capstone Group (a group of mutual funds) and MESBIC Ventures, Inc. (a minority
                                                              enterprise SBIC). Earlier in his professional career,
                                                              Mr. Leary was Senior Executive Vice President, Director and
                                                              Chief Financial Officer of Associates Capital Corporation,
                                                              a large financial services conglomerate.

Mark K. Okada           Executive Vice President        37    Since March 1993, Executive Vice President of the
13455 Noel Road                                               Adviser.  From 1990 to 1993, Mr. Okada was
Suite 1300                                                    Manager-Fixed Income for PAMC, where his
Dallas, TX  75240                                             responsibilities included management and administration
                                                              of approximately $1.3 billion in bank loan purchases,
                                                              credit evaluation of fixed-income assets and quantitative
                                                              analysis for special projects. From 1986 to 1990, Mr. Okada was employed by Hibernia National Bank, where he most
                                                              recently served as Vice President and Section Head of the
                                                              Capital Markets Group and was responsible for a portfolio
                                                              of $1.0 billion in highly leveraged transactions.
                                                              Mr. Okada is a Chartered Financial Analyst, and is a member of the Dallas Society of Security Analysts.

R. Joseph Dougherty     Senior Vice President           30    Portfolio Manager with the Adviser since 1998.  From
13455 Noel Road         Secretary and Treasurer               1997 to 1998, he served as an Investment Analyst with
Suite 1300                                                    Sandera Capital Management.  From 1994 to 1996, he was
Dallas, TX  75240                                             a Business Development Manager at Akzo Nobel, and from
                                                              1992 to 1994 a Senior Accountant at Deloitte & Touche,
                                                              LLP. Mr. Dougherty is a Certified Public Accountant and
                                                              is a Chartered Financial Analyst Level III Candidate.

__________

(1) Messrs. Honis and Hui are subject to election by the holders of the Preferred Shares, Messrs. Kavanaugh and Leary are subject to election by the holders of Common Stock and Mr. Dondero is subject to election by the holders of Preferred Shares and Common Stock voting as a single class.

(2) Mr. Dondero is deemed to be an "interested person" of the Fund, as defined in the 1940 Act. Mr. Dondero is President and Chief Investment Officer of the Adviser.

          The Board of Directors is divided into three classes with the term of office of one class expiring each year. Class I is comprised of one Director, and Classes II and III are each comprised of two. All current Directors were elected at a special stockholders' meeting held on December 12, 1999, effective as of January 21, 2000, the date the Advisory Agreement between the Fund and the Adviser became effective, and subsequently were re-elected as Directors at the Fund's 2000 annual stockholders meeting held on October 27, 2000. Mr. Dondero is a Class I Director. Messrs. Hui and Kavanaugh are Class II Directors. Messrs. Honis and Leary are Class III Directors.

           Under the Fund's Charter and the 1940 Act, the holders of Preferred Shares are entitled to elect two Directors, the holders of Common Stock are entitled to elect two Directors and holders of Preferred Shares and Common Stock, voting as a single class, are entitled to elect the remaining Directors, except in certain circumstances. See "Description of Preferred Shares--Voting Rights" in the Prospectus and this SAI. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of Common Stock or a majority of the outstanding Preferred Shares may elect all of the Directors who are subject to election by such class.

          The Fund currently has two committees, the Audit Committee and the Nominating Committee. The Audit Committee and the Nominating Committee currently consist entirely of all of the Board's non-interested members. The following individuals currently serve on the Fund's Audit Committee: John William Honis, Timothy K. Hui, Scott F. Kavanaugh and James F. Leary.

Compensation of Directors

           Those Directors who are not "interested persons" as defined in the 1940 Act are compensated at the rate of $10,000 annually, plus $2,000 per Directors' meeting attended in person or $1,000 per Directors' meeting attended by telephone, and are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings. In addition, the members of each of the Fund's Audit Committee and the Nominating Committee receive $1,000 for each Audit Committee and/or the Nominating Committee meeting attended, together with actual out-of-pocket expenses relating to attendance at such meetings.

          The following table sets forth the compensation paid to each of the Directors for the fiscal year ended October 31, 2000. Directors who are "interested persons" of the Fund do not receive any compensation from the Fund. It is estimated that each Director that is not an "interested person" of the Fund under the 1940 Act will be paid $20,000 in the fiscal year ending October 31, 2001 and going forward under current arrangements.

                                                     Aggregate
                                                 Compensation From
Name of Director                                       Fund

James D. Dondero*                                    $     0

John William Honis                                   $22,000

Timothy K. Hui                                       $22,000

Scott F. Kavanaugh                                   $22,000

James F. Leary                                       $22,000

_________________

*	Mr. Dondero is deemed to be an "interested person" of the Fund under the 1940 Act. Mr. Dondero is President and Chief Investment Officer of the Adviser.

Principal Stockholders

          To the knowledge of the Fund, as of March 2, 2001, no current Director of the Fund owned 1% or more of the outstanding shares of the Fund's Common Stock, and the officers and Director of the Fund owned, as a group, less than 1% of the shares of the Fund's Common Stock and no Preferred Shares.

          As of March 2, 2001, no person, to the knowledge of the Fund, owned beneficially more than 5% of the outstanding shares of the Fund's Common Stock. The following person is the only person holding of record more than 5% of the outstanding shares of Common Stock as of March 2, 2001. As of March 2, 2001, the Adviser beneficially owned 50,000 shares of Common Stock, or 0.186% of the outstanding shares.

Name and Address                             Amount of Record                  Percent
of Record Owner                                 Ownership                  of Common Stock

Cede & Co., as Nominee for
    Depository Trust and Clearing
    Corporation
Bowling Green Station
New York, New York  10004                      25,310,911                     94.04%

Investment Adviser

          The Adviser has overall responsibility for the management of the Fund's portfolio. The Fund and the Adviser have entered into an Advisory Agreement, dated as of January 21, 2000, that requires the Adviser to provide all investment advisory and portfolio management services for the Fund. It also requires the Adviser to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Adviser provides the Fund with the personnel necessary to administer the Fund. The agreement with the Adviser can be canceled by the Board of Directors and the Adviser upon not less than 30 nor more than 60 days' written notice.

          The Adviser bears its expenses of providing the services described above. The Fund pays all operating and other expenses of the Fund not borne by the Adviser including, but not limited to, audit and legal fees, transfer agent, registrar and custodian fees, expenses in preparing tender offers, stockholder reports and proxy solicitation materials and other miscellaneous business expenses. The Fund also pays all taxes imposed on it and all brokerage commissions and loan-related fees.

          The Fund's previous investment adviser, Prospect Street Investment Management Co., Inc. ("PSIM"), entered into an agreement to sell certain of its assets and goodwill related to the management of the Fund to the Adviser effective January 21, 2000. During the period from November 1, 1999 through January 21, 2000, and for the fiscal years ended October 31, 1999 and 1998, PSIM earned $338,412, $1,465,527 and $1,582,842, respectively, in management fees. The Adviser earned $973,000 in management fees for the period from January 20, 2000 through October 31, 2000. Management fees paid by the Fund to both PSIM and the Adviser were calculated at 0.65% (on an annual basis) of the Fund's average weekly net asset value defined as total assets of the Fund less accrued liabilities (excluding the principal amount of the bank loan, notes and the liquidation preference of the preferred stock and including accrued and unpaid dividends on the preferred stock), up to and including $175,000,000 of net assets, 0.55% on the next $50,000,000 of net assets and 0.50% of the excess of net assets over $225,000,000.

          In connection with the Adviser's assuming the management responsibilities for the Fund from PSIM, the Adviser agreed to comply with Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act provides that in connection with the sale of any interest in any investment adviser which results in the "assignment" of an investment advisory agreement, an investment adviser of a registered investment company, such as the Fund, or an affiliated person of such investment adviser, may receive any amount or benefit if (i) for a period of three years after the sale, at least 75% of the members of the board of the investment company are not interested persons of the investment adviser or the predecessor adviser, and (ii) there is no "unfair burden" imposed on the investment company as a result of such sale or any express or implied terms, conditions or understanding applicable thereto. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction, whereby the investment adviser or its predecessor or successor investment advisers, or any interested persons of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services.

Certain Proposed Amendments to the Fund's Charter

          The Fund's Board has approved and recommended that stockholders approve at the 2001 annual stockholders meeting, scheduled to be held March 30, 2001, amendments to the Fund's Charter. The Fund believes that the most basic characteristics of investment companies, such as their status as an open-end or closed-end company; their investment objective and their investment policies and decisions; their continued existence; and any contemplated business combinations, should be changed only with widespread stockholder approval. With this principle in mind, the proposed Charter amendment would implement mechanisms to protect stockholders from having their reasonable expectations about the nature of the Fund and its operations nullified by the actions of a single stockholder or group of stockholders. Since the proposed amendment may only be further amended by vote of at least 80% of the holders of the Common Stock and Preferred Shares, voting as a single class, and at least 80% of the entire Board of Directors or a majority of the Continuing Directors, as defined below, the amendments would help prevent a simple majority of Fund stockholders from taking control of the Board and then reducing the vote required to implement such changes. The proposed Charter amendment may also have the effect of making business combinations or control by a principal stockholder more difficult, and additionally making the removal of management more difficult.

          The amendment would provide for a "supermajority" voting requirement to effect any of the following actions: (1) any amendment to the Charter to make the Fund's shares "redeemable securities" or to convert the Fund from a "closed-end company" to an "open-end company" (as such terms are defined in the 1940 Act), (2) any stockholder proposal regarding the Fund's investment objective or specific investment restrictions, policies or decisions made or to be made with respect to the Fund's assets, (3) any stockholder proposal as to the voluntary liquidation or dissolution of the Fund or any amendment to the Charter to terminate the existence of the Fund, and (4) business combinations such as a merger, consolidation, share exchange or the sale of all or substantially all of the Fund's assets.

          If approved by stockholders, the Charter would require the affirmative vote of the holders of at least 80% of the votes then entitled to be cast by the holders of the Common Stock and the Preferred Shares, voting as a single class; and at least 80% of the entire Board of Directors to authorize any of the foregoing items, unless such action had been approved, adopted or authorized by the affirmative vote of at least 80% of the total number of Continuing Directors (as defined below), in which case (A) for items (1) and (2) above, approval would require the affirmative vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and (B) for items (3) and (4) above, the affirmative vote of at least a majority of the Fund's securities entitled to vote on the matter, subject, in the case of both (A) and (B), to the Preferred Shares voting both with the Common Stock as a single class and separately, as described above. "Continuing Directors" are those Directors who have been directors of the Fund since the effective date of the proposed Charter amendment or who subsequently become directors and whose election is approved by a majority of the Continuing Directors then on the Board.

          The Fund's by-laws currently contain other provisions permitted by Maryland law to deter attempts to obtain control of the Fund as follows: (1) the Fund's Secretary may call a special meeting only on the request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting and only if the request states the matters proposed to be acted upon and the requesting stockholders bear the costs of the Fund's notification of each stockholder entitled to notice of the meeting, (2) the number of Directors and the positions on the Board to be filled by vote of the holders of particular classes of stock to, if applicable, the exclusion of other classes of stock, shall be fixed from time to time only by resolution of the Board of Directors adopted by a majority of the Directors then in office and (3) the stockholders of the Fund may remove any Director only by the affirmative vote of at least two-thirds (2/3) of all the votes entitled to be cast by the stockholders generally in the election of such Director, and a Director may not be removed without cause. The Fund has also established a classified or "staggered" Board of Directors. The effect of this structure may make it more difficult for stockholders to change a majority of Directors because it would take two annual meetings to replace the majority of the Directors.

Custodian

           State Street Bank and Trust Company ("State Street"), whose principal address is 2 Two Heritage Drive, North Quincy, Massachusetts 02171, acts as the Fund's custodian. As the Fund's custodian, State Street, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturitiy; collects and receives all income and other payments and distributions on account of the assets of the Fund and disburses the Fund's assets in payment of its expenses. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

PORTFOLIO TRANSACTIONS

          The Adviser is responsible for decisions to buy and sell securities and other portfolio holdings for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Fixed-income securities generally are traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

           Decisions to buy and sell securities for the Fund are made by the Adviser, subject to the overall review of the Fund's Board of Directors. The Adviser and its affiliates manage other accounts, including private funds and individual accounts, that also invest in high yield fixed-income securities. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make may also be made on behalf of such other accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Adviser to be equitable to the Fund and such other accounts. The Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

          In placing orders for portfolio securities of the Fund, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking the most favorable price and execution, the Adviser, having in mind the Fund's best interests, will consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Though the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread commission available. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser will consider research and investment services provided by brokers and lenders who effect or are parties to portfolio transactions with the Fund, the Adviser or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries. Such services are used by the Adviser in connection with all of its investment activities and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers may be used by the Adviser in providing investment management for the Fund. Commission rates are established pursuant to negotiations based on the quality and quantity of execution services provided by the broker or dealer in light of generally prevailing rates. The management fee paid by the Fund will not be reduced because the Adviser and/or other clients receive such services. The allocation of orders and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors.

          As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser may, but has no current intention to, cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser, an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. For the fiscal year ended October 31, 2000, the Fund did not direct brokerage transactons to any broker-dealer because of the provision of such brokerage services.

          For the fiscal years ended October 31, 1998, 1999 and 2000, the Fund paid no brokerage commissions for the execution of portfolio transactions.

Portfolio Turnover Rate

          The annual rates of the Fund's total portfolio turnover for the years ended October 31, 2000, 1999 and 1998, were 105%, 126% and 156%, respectively. As part of its investment policies, the Fund places no restrictions on portfolio turnover and the Fund may sell any portfolio security without regard to the period of time it has been held.

DETERMINATION OF NET ASSET VALUE

          Net asset value of the Common Stock will be determined no less frequently than the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the last Business Day of each week (generally Friday). It will be determined by dividing the value of the net assets of the Fund (for the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less the Fund's liabilities (including the principal amount of the loans outstanding under the Credit Agreement and accrued and unpaid interest on such loans), by the total number of shares of Common Stock outstanding. In valuing the Fund's assets, portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security or option for which the primary market is on an exchange will be valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options for which the primary market is not on an exchange or which are not listed on a exchange will be valued at market value or fair value if no market exists. Securities and assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial condition of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same type at the time of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, or other relevant matters.

           Short-term debt securities which mature in less than 60 days will be valued at amortized cost if their term to maturity from the date of acquisition by the Fund was less than 60 days or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of acquisition by the Fund was more than 60 days, unless this method is determined by the Board of Directors not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest.

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS
FOR THE PREFERRED SHARES

General

          The Charter provides that the Applicable Rate for each Dividend Period will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of a Dividend Period for such Preferred Shares (an "Auction Date") from implementation of the Auction Procedures set forth in the Charter and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the Charter.

           Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Bankers Trust Company), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of the Preferred Stock so long as the Applicable Rate is to be based on the results of the Auction.

           Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provides for the participation of those Broker-Dealers in Auctions for the Preferred Shares. See "Broker-Dealers" below.

           Securities Depository. Depository Trust and Clearing Corporation ("DTCC") will act as the Securities Depository for the Agent Members with respect to the Preferred Shares. One certificate for all of the Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the Preferred Shares contained in the Charter. The Fund will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of Holders of the Preferred Shares to elect a majority of the Fund's Directors, as described under "Description of Preferred Shares--Voting Rights" in the Prospectus, Cede & Co. will be the Holder of all Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

           DTCC, a New York chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTCC. DTCC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in Preferred Shares, whether for its own account or as a nominee for another person.

Orders by Existing Holders and Potential Holders

          On or prior to the Submission Deadline on each Auction Date for the Preferred Shares:

          (a)      each Beneficial Owner of Preferred Shares may submit to its Broker-Dealer by telephone or otherwise a:

(i) "Hold Order"-- indicating the number of Outstanding shares, if any, of the Preferred Shares that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next succeeding Dividend Period of such shares;

(ii) "Bid"-- indicating the number of Outstanding shares, if any, the Preferred Shares that such Beneficial Owner offers to sell if the Applicable Rate for such Preferred Shares for the next succeeding Dividend Period shall be less than the rate per annum specified by such Beneficial Owner in such Bid; and/or

(iii) "Sell Order"-- indicating the number of Outstanding shares, if any, of the Preferred Shares that such Beneficial Owner offers to sell without regard to the Applicable Rate for such Preferred Shares for the next succeeding Dividend Period; and

          (b)      Broker-Dealers shall contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which they will indicate the number of shares, if any, of the Preferred Shares that they offer to purchase if the Applicable Rate for the Preferred Shares for the next succeeding Dividend Period is not less than the rate per annum specified in such Bids.

          The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a "Bidder" and collectively as "Bidders."

          A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to the Preferred Shares then held by such Beneficial Owner. A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction shall constitute an irrevocable offer to sell the Preferred Shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for Preferred Shares an Order or Orders covering all the Outstanding shares held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding shares held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for Preferred Shares an Order or Orders covering all of the Outstanding Preferred Shares held by such Beneficial Owner for an Auction relating to a Special Dividend Period consisting of more than seven Dividend Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding shares held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the Preferred Shares subject thereto at a price per share equal to $25,000. A Beneficial Owner of Preferred Shares that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner.

          A Potential Beneficial Owner Preferred Shares may submit to its Broker-Dealer Bids in which it offers to purchase Preferred Shares if the Applicable Rate for the next Dividend Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate shall constitute an irrevocable offer to purchase the number of Preferred Shares specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid.

          As described more fully below under "--Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of the Preferred Shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described in the preceding paragraph. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Preferred Shares held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Preferred Shares held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

           Neither the Fund nor an affiliate may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

          The Auction Procedures include a pro rata allocation of Preferred Shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of the Preferred Shares that is fewer than the number of shares specified in its Order. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "--Notification of Results; Settlement" below.

          As described above, any Bid specifying a rate higher than the Maximum Rate will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction. See "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

Concerning the Auction Agent

          The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

          The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfer of Preferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the Business Day preceding such Auction.

          The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent, provided that prior to such removal, the Fund shall have entered into such an agreement with a successor Auction Agent.

Broker-Dealers

          The Auction Agent after each Auction for the Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

          The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

          The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

Submission of Orders By Broker-Dealers to Auction Agent

           Prior to 1:00 p.m., Eastern time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder, as the case may be, in respect of the Preferred Shares subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

          If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

          If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

          (a)      all Hold Orders for shares will be considered valid, but only up to and including in the aggregate the number of Outstanding shares held by such Existing Holder, and, if the number of shares subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares held by such Existing Holder;

          (b)      (i)     any Bid for shares will be considered valid up to and including the excess of the number of shares of Outstanding shares held by such Existing Holder over the number of shares subject to any Hold Orders referred to in clause (a) above;

                    (ii)     subject to subclause (i), if more than one Bid of an Existing Holder for shares is submitted to the Auction Agent with the same rate and the number of Outstanding shares subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares subject to each Bid with the same rate will be reduced pro rata to cover the number of shares equal to such excess;

                    (iii)     subject to subclauses (i) and (ii), if more than one Bid of an Existing Holder for shares is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                    (iii)      (iv)     in any such event, the number, if any, of such Outstanding shares subject to any portion of Bids considered not valid in whole or in part under this clause (b) will be treated as the subject of a Bid for shares by or on behalf of a Potential Holder at the rate specified therein; and

          (c)      all Sell Orders for shares will be considered valid up to and including the excess of the number of Outstanding shares held by such Existing Holder over the sum of shares subject to valid Hold Orders referred to in clause (a) above and valid Bids referred to in clause (b) above.

          If more than one Bid of a Potential Holder for Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of shares therein specified.

Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate

          Not earlier than the Submission Deadline on each Auction Date for the Preferred Shares, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of Outstanding shares over the number of Outstanding shares subject to Submitted Hold Orders (such excess being herein referred to as the "Available Preferred Shares") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of Outstanding shares that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate for all Dividend Periods equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares of such series subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

          If Sufficient Clearing Bids for Preferred Shares have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the "Winning Bid Rate") which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding shares which, when added to the number of outstanding shares to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Preferred Shares. In such event, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all Preferred Shares.

          If Sufficient Clearing Bids have not been made (other than because all of the outstanding Preferred Shares are subject to Submitted Hold Orders), the Applicable Rate for the next Dividend Period for all Preferred Shares will be equal to the Maximum Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all Preferred Shares subject to such Sell Orders but will continue to own shares for the next Dividend Period. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

          If all of the outstanding Preferred Shares are subject to Submitted Hold Orders, the Applicable Rate for all shares for the next succeeding Dividend Period will be the All Hold Rate.

Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

           Based on the determinations made under "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of Preferred Shares will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the Preferred Shares subject to such Hold Orders.

          If Sufficient Clearing Bids for Preferred Shares have been made:

(a)	Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the outstanding shares subject to such Submitted Sell Order or Submitted Bid;

(b)	Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Outstanding shares subject to such Submitted Bid;

(c)	Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of outstanding shares subject to such Submitted Bid;

(d)	Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids is greater than the number of Preferred Shares ("remaining shares") in excess of the Available Preferred Shares over the number of Preferred Shares accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will continue to hold Preferred Shares subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding Preferred Shares subject to all such Submitted Bids of such Existing Holders; and

(e)	Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for shares will purchase any Available Preferred Shares not accounted for in clauses (b) through (d) above on a pro rata basis based on the Outstanding Preferred Shares subject to all such Submitted Bids.

          If Sufficient Clearing Bids for Preferred Shares have not been made (unless this results because all Outstanding shares are subject to Submitted Hold Orders):

(a)	Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares will continue to hold the Preferred Shares subject to such Submitted Bid;

(b)	Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares will purchase the number of Preferred Shares subject to such Submitted Bid; and

(c)	Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate for shares or a Submitted Sell Order will sell a number of shares subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of Outstanding shares subject to all such Submitted Bids and Submitted Sell Orders.

           If, as a result of the pro rata allocation described in clauses (d) or (e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Preferred Share, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of Preferred Shares being sold or purchased on such Auction Date so that the number of shares sold or purchased by each Existing Holder or Potential Holder will be whole shares. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole Preferred Share, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate shares for purchase among Potential Holders so that only whole shares are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing Preferred Shares.

Notification Of Results; Settlement

           The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Dividend Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 p.m., Eastern time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Dividend Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling Preferred Shares as a result of the Auction and will be required to advise each customer purchasing or selling Preferred Shares as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of Preferred Shares on the registry of Existing Holders to be maintained by the Auction Agent.

           In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of Preferred Shares as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

           If any Existing Holder selling shares of the Preferred Stock in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such Auction may deliver to such person a number of whole Preferred Shares that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares to be so delivered will be determined by the Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery.

DESCRIPTION OF PREFERRED SHARES

           The description of the Preferred Shares contained in this SAI does not purport to be complete and is subject to and qualified in its entirety by reference to the Charter, including the provisions of the Articles Supplementary establishing the Preferred Shares. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and a copy thereof may be obtained, as described under "Further Information" in the Prospectus.

Dividends and Dividend Periods

           Holders of the Preferred Shares will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as described under "--Determination of Dividend Rate," payable on the dates set forth below. Dividends so declared and payable will be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on shares of the Fund's Common Stock.

           On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

           Each dividend will be paid by the Paying Agent to the Holder, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

           Holders will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends except as described under "--Determination of Dividend Rate." No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "--Default Period."

           The amount of dividends per outstanding share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the liquidation value, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

           Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date are set forth on the cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

           Dividend Periods after the initial Dividend Period will either be Standard Dividend Periods (seven days) or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

           A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Bids by Potential Beneficial Owners is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Bids do not exist at any Auction in respect of a Special Dividend Period, the Dividend Period commencing on the Business Day succeeding such Auction will be the Standard Dividend Period, and the Holders of Preferred Shares will be required to continue to hold such shares for such Standard Dividend Period.

           Dividends will accumulate at the Applicable Rate from the Date of Original Issue and will be payable on each Dividend Payment Date thereafter. Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate is subject to upward, but not downward, adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

           The Maximum Rate for the Preferred Shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all Preferred Shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Preferred Shares are subject (or are deemed to be subject) to Hold Orders.

           Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

           Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the Preferred Shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period will be effective only if (i) notice thereof has been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Preferred Shares has been cured as set forth under "--Default Period," (iii) Sufficient Clearing Bids existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund mailed a notice of redemption with respect to any shares, as described under "--Redemption," the Redemption Price with respect to such shares has been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and a Preferred Shares Basic Maintenance Certificate to each Rating Agency which is then rating the Preferred Shares and so requires.

           If the Fund proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice will be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice will state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will, by 3:00 p.m., Eastern time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, in which case the Fund may specify the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which case the succeeding Dividend Period will be a Standard Dividend Period.

           No later than 3:00 p.m., Eastern time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

(i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of the Specific Redemption Provisions, if any; or

(ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

           If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., Eastern time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund will be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

           Default Period.    A "Default Period" will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds with the Paying Agent by 12:00 noon, Eastern time, (A) the full amount of any declared dividend payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default" and, together with a Dividend Default, hereinafter referred to as "Default").

           A Default Period with respect to a Dividend Default or a Redemption Default will end by 12:00 noon, Eastern time, on the Business Day on which all unpaid dividends and any unpaid Redemption Price will have been deposited irrevocably in trust in same-day funds with the Paying Agent.

           In the case of a Dividend Default, no Auction will be held during a Default Period and the Applicable Rate for each Dividend Period commencing during a Default Period, will be equal to the Default Rate.

           Each subsequent Dividend Period commencing after the beginning of a Default Period will be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction will be held during a Default Period.

           No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, Eastern time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. The Default Rate will be equal to the Reference Rate multiplied by three.

Restrictions on Dividends, Redemption and Other Payments

           Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including all outstanding senior indebtedness of the Fund, including the Fund's obligations under any credit facility, would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if, at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its capital stock). A declaration of a dividend or other distribution on or purchase or redemption of Preferred Shares is prohibited, unless there is no event of default under indebtedness senior to the Preferred Shares and, immediately after such transaction, the Fund would have Eligible Assets with an aggregated Discounted Value at least equal to the asset coverage requirements under indebtedness senior to the Preferred Shares.

           For so long as Preferred Shares are Outstanding, except as otherwise provided in the Charter, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, shares of Common Stock or other shares, ranking junior to the Preferred Shares as to dividends or upon liquidation) with respect to shares of Common Stock or any other shares of the Fund ranking junior to the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or other shares ranking junior to the Preferred Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Fund's preferred shares, including the Preferred Shares, and (iii) the Fund has redeemed the full number of shares of preferred stock required to be redeemed by any mandatory provision for redemption including the Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Charter.

           For so long as Preferred Shares are Outstanding, except as set forth in the next sentence, the Fund will not declare, pay or set apart for payment on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent Dividend Payment Date. When dividends are not paid in full upon the Preferred Shares through their most recent Dividend Payment Date or upon any other class or series of shares ranking on a parity as to the payment of dividends with the Preferred Shares through their most recent Dividend Payment Dates, all dividends declared upon the Preferred Shares and any other such series of shares ranking on a parity as to the payment of dividends with the Preferred Shares will be declared pro rata so that the amount of dividends declared per Preferred Shares and such other class or series of preferred shares will in all cases bear to each other the same ratio that accumulated dividends per Preferred Shares and such other series of preferred shares bear to each other.

Redemption

           Optional Redemption.   To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may redeem Preferred Shares having a Dividend Period of one year or less, in whole or in part, on the Dividend Payment Date upon not less than 15 days' and not more than 40 days' prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund will not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.

           Mandatory Redemption.   If the Fund fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within five Business Days following the relevant Valuation Date in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an "Asset Coverage Cure Date"), the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor. The number of Preferred Shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Preferred Shares then Outstanding will be redeemed), and (B) the maximum number of Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price.

           Preferred Shares may be subject to mandatory redemption in accordance with the foregoing redemption provisions notwithstanding the terms of any Specific Redemption Provision.

           The Fund will effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, no later than 30 days after the Fund last met the Preferred Shares Basic Maintenance Amount Test or (B) the 1940 Act Preferred Shares Asset Coverage, no later than 30 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of Preferred Shares which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those Preferred Shares on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of the Preferred Shares and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

           The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

           Redemption Procedure.   Pursuant to the 1940 Act, the Fund will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required by the 1940 Act (notice currently must be filed with the Commission generally at least 30 days prior to the Redemption Date). The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of Preferred Shares called for redemption not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the Redemption Date by providing the notice sent by the Paying Agent to each Holder of Preferred Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of Preferred Shares at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the Redemption Date, (ii) the number and identity of the Preferred Shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such Redemption Date, and (v) the provision under which redemption shall be made.

           If fewer than all of the Preferred Shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such Holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Preferred Shares may be subject to mandatory redemption notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the Holder of all Preferred Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is Holder of all of the shares, the particular shares to be redeemed will be selected by the Fund by lot, on a pro rata basis or by such other method as the Fund deems fair and equitable, as contemplated above.

           If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, all rights of the owners of the shares so called for redemption will cease, except the right of the owners of such shares to receive the redemption price, but without interest, and such shares will no longer be deemed to be outstanding for any purpose. The Fund will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the Preferred Shares called for redemption on such date and (ii) such other amounts, if any, to which Holders of Preferred Shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such Redemption Date will be paid by the Paying Agent to the Fund upon its request; provided, however, the Paying Agent shall notify all owners of the shares whose funds are unclaimed by placing a notice in The Wall Street Journal concerning the availability of such funds for three consecutive weeks. Thereupon, the Paying Agent will be relieved of all responsibility to the owners of such shares and such owners may look only to the Fund for payment.

           So long as any Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the Redemption Date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the person for whom they are acting as agent.

           Notwithstanding the provisions for redemption described above, no Preferred Shares may be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, and all capital stock of the Fund ranking on a parity with the Preferred Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all shares of the Preferred Shares and all shares ranking in a parity with the Preferred Shares must receive proportionate amounts.

           Except for the provisions described above, nothing contained in the Charter limits any legal right of the Fund to purchase or otherwise acquire any Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any Preferred Shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act Preferred Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund will have no voting rights. If fewer than all the outstanding Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund will give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

Asset Maintenance

           The Fund is required to satisfy two separate asset maintenance requirements in respect of the Preferred Shares: (1) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with the Rating Agency Guidelines, at least equal to the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for Preferred Shares of at least 200%.

           Preferred Shares Basic Maintenance Amount.   The Fund is required to maintain, as of each Valuation Date, Eligible Assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, calculated separately for S&P (if S&P is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares). For this purpose, the Market Value of the Fund's portfolio securities is (i) computed based upon one or more pricing services agreements approved by the Board of Directors or (ii) the lower bid price from two independent dealers in securities, one of which bids shall be in writing. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured by the Asset Coverage Cure Date, the Fund will be required under certain circumstances to redeem certain Preferred Shares.

           The "Preferred Shares Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of:

(i) (A) the sum of the products resulting from multiplying the number of Outstanding Preferred Shares on such date by the Liquidation Preference per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding Preferred Share that follows such Valuation Date (or to the 49th day after such Valuation Date, if such 49th day occurs before the first following Dividend Payment Date); (C) the aggregate amount of dividends that would accumulate at the then current Maximum Rate for the Exposure Period multiplied by the Volatility Factor on any Preferred Shares Outstanding from the first day following the Dividend Payment Date referred to in (B) above through the 49th day after such Valuation Date, but only if such 49th day occurs after the first day following the Dividend Payment Date, except that if such Valuation Date occurs during a Default Period, the dividend for purposes of the calculation would accumulate at the Default Rate; (D) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date; and (E) any current liabilities, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent reflected in any of (i)(A) through (i)(D): less

(ii) the sum of any cash plus the value of any Fund assets irrevocably deposited by the Fund for payment of any of (i)(B) through (i)(D) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P-1 by Moody's and A1 by S&P, it will be valued at its face value).

           Solely for purposes of calculating the Preferred Shares Basic Maintenance Amount, interest on borrowed funds outstanding as of any date will be treated as dividend payments, at a deemed dividend rate equal to the interest rate payable on such funds on the relevant date, but shall be subject to multiplication by the larger of the factors that the Fund has been informed by S&P (if S&P is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares) are applicable (as described in (i)(C) above) only in the event that interest on such borrowed funds is payable on the basis of a variable rate of interest, and the interest rate is subject to change within the relevant 49-day period.

           The Discount Factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and guidelines for determining the market value of the Fund's portfolio holdings for purposes of determining compliance with the Preferred Shares Basic Maintenance Amount are based on the criteria established in connection with rating the Preferred Shares. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event will the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation.

           The Discount Factor relating to any asset of the Fund, the Preferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without stockholder approval, but only in event that the Fund receives written confirmation from each Rating Agency which is then rating the Preferred Shares and which so requires that any such changes would not impair the "aaa" credit rating from Moody's or the "AAA" credit rating from S&P.

           A Rating Agency's Guidelines will apply to the Preferred Shares only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to Moody's and S&P for rating the Preferred Shares. The ratings assigned to the Preferred Shares are not recommendations to buy, sell or hold Preferred Shares. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time. Any rating of the Preferred Shares should be evaluated independently of any other rating.

           Upon any failure to maintain the required Discounted Value of the Fund's Eligible Assets, the Fund will seek to alter the composition of its portfolio to reattain the Preferred Shares Basic Maintenance Amount on or prior to the Preferred Shares Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

           1940 Act Preferred Shares Asset Coverage.   The Fund is also required to maintain, as of the last Business Day on any month in which the Preferred Shares are Outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end company as a condition of declaring dividends on its common shares). If the Fund fails to maintain the 1940 Act Preferred Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain Preferred Shares.

           Notices.   The Fund must deliver to the Auction Agent and each Rating Agency a Preferred Shares Basic Maintenance Certificate which sets forth a determination of (i) the Market Value of each Eligible Asset owned by the Fund on that date, (ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, and (E) on any day that shares of Common or Preferred Shares are redeemed. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (A) above on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

           The Fund is required to deliver to the Auction Agent, and each Rating Agency a certificate which sets forth a determination of (i) the value (as used in the 1940 Act) of the total assets of the Fund, less all liabilities and (ii) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date (a "1940 Act Preferred Shares Asset Coverage Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each quarter thereafter and (C) a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (A) above on the Date of Original Issue and in the case of clauses (B) and (C) above on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date.

           Within ten Business Days of the Date of Original Issue, the Fund will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Fund in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Fund on the Date of Original Issue. Within ten Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal quarter of the Fund, the Fund will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Fund in such Certificates and in one other Preferred Shares Basic Maintenance Certificate randomly selected by the Fund's independent auditors during such fiscal quarter. In addition, the Fund will deliver to the persons specified in the preceding sentence an Auditor's Certificate regarding the accuracy of the calculations made by the Fund on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent auditors will be conclusive and binding on the Fund. The Auditor's Certificate will confirm, based upon the independent auditors review of portfolio data provided by the Fund, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates and the 1940 Act Preferred Shares Asset Coverage Certificates, and (ii) that, based upon such calculations, the Fund had, at such Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the Articles Supplementary.

Voting Rights

           All voting rights (as described in the Prospectus under "Description of Preferred Shares--Voting Rights") will not apply with respect to the Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

Liquidation

           In the event of a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of Preferred Shares and any other shares ranking in parity with the Preferred Shares, in preference to the holders of Common Stock, will be entitled to payment, out of the assets of the Fund or the proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund, of a liquidation distribution in the amount equal to the Liquidation Preference per share of the Preferred Shares, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, Holders of Preferred Shares will not be entitled to any premium to which such Holder would be entitled to receive upon redemption of such Preferred Shares. After payment of the full amount of such liquidation distribution, the owners of the Preferred Shares will not be entitled to any further participation in any distribution of asset of the Fund.

           If, upon the liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the assets of the Fund or proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund is insufficient to pay in full the liquidation distribution to which owners of any Preferred Shares are entitled, such assets or the proceeds thereof will be distributed among the owners of the Preferred Shares and any other shares ranking on a parity therewith, ratably.

           In the event of any such liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, until payment in full is made to the owners of the Preferred Shares of the liquidation distribution to which they are entitled, no dividend or other distribution will be made to the holders of Common Stock and no purchase, redemption or other acquisition for any consideration by the Fund will be made in respect of the Common Stock.

           A consolidation or merger of the Fund with or into any other company or companies, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another company, will not be deemed to be a liquidation, dissolution or winding up of the Fund; provided, however, that the consolidation, merger, sale, lease or exchange does not materially adversely affect any designation, right, preference or limitation of the Preferred Shares or any shares issuable in exchange for Preferred Shares in any consolidation or merger.

           To the extent other preferred shares are issued by the Fund, such shares will share equally and on a pro rata basis with the Preferred Shares then Outstanding in connection with any liquidation, dissolution or winding up of the Fund.

Deposit Securities Requirements

           The Fund is obligated to deposit in a segregated custodial account a specified amount of cash, United States Government obligations or short-term money market instruments (collectively, "Deposit Securities") not later than 12:00 noon, Eastern time, on each Dividend Payment Date and each Redemption Date relating to the Preferred Shares. These Deposit Securities, in all cases, will have an initial combined value greater than or equal to the cash amounts payable on the applicable dividend payment or Redemption Date, and will mature prior to such date.

Restrictions on Transfer

           Preferred Shares may be transferred only (a) pursuant to an Order placed in an Auction, (b) to or through a Broker-Dealer, or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Preferred Shares through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the Preferred Shares issued to the Securities Depository will bear legends with respect to the restrictions described above an stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

MOODY'S AND S&P GUIDELINES

           The descriptions of the Moody's and S&P Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Articles Supplementary. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under "Further Information" in the Prospectus.

           The composition of the Fund's portfolio reflects Rating Agency Guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating of "aaa" and "AAA" from Moody's and S&P, respectively, for the Preferred Shares. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and specify various discount factors for debt securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities), non-U.S. securities and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

           The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value greater than the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Preferred Shares on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires such asset coverage as a condition to paying dividends or other distributions on Common Stock. See "Description of Preferred Shares--Asset Maintenance." The Rating Agency Guidelines also impose certain diversification requirements on the Fund's overall portfolio. The Rating Agency Guidelines may cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Adviser, including private placements of other than Rule 144A Securities, and to limit or delay the Fund's ability to reinvest cash in a rising "high yield" market. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

           The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the Preferred Shares Basic Maintenance Amount, the determination of which is as set forth under "Description of Preferred Shares--Asset Maintenance." Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such Rating Agency).

           For purposes of calculating the Discounted Value of the Fund's portfolio under current Rating Agency Guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets" or "S&P Eligible Assets") must be discounted by certain advance rates set forth below ("Moody's Discount Factor" or "S&P Discount Factor"). The Discounted Value of a portfolio security under the Rating Agency Guidelines is the Market Value thereof, determined as specified by Moody's or S&P, multiplied by the Moody's Discount Factor or the S&P Discount Factor.

           As described by Moody's, an issue of preferred shares which is rated "aaa" is considered to be top quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred shares. As described by S&P, a preferred shares rating of "AAA" indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. A Moody's or S&P credit rating of preferred shares does not address the likelihood that a resale mechanism (the Auction) will be successful.

           Ratings are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's and S&P by the Fund and obtained by Moody's and S&P from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

S&P Guidelines

           S&P issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by S&P in connection with issuances of asset-backed and similar securities, including debt obligations and money market preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law, but have been implemented by the Fund in order to receive the above-described rating for the Preferred Shares, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement the applicable requirements under the 1940 Act (and may be more or less restrictive), but are the sole determinants in the rating of a security. Consequently, in order to maintain (1) the ratings described above from S&P with respect to the Preferred Shares and (2) compliance with the 1940 Act, the Fund, with respect to each of its investments, adheres to the requirements of the S&P guidelines or the 1940 Act, whichever is more restrictive. Ratings issued by S&P do not eliminate or mitigate the risks of investing in the Fund's securities.

           Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Shares Basic Maintenance Amount (as defined below). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related Discounted Value) of the Fund's Eligible Assets at such time.

           The Preferred Shares Basic Maintenance Amount includes the sum of (1) $25,000 times the number of Preferred Shares then outstanding and (2) certain accrued and projected payment obligations of the Fund. Upon any failure to maintain the required Discounted Value, the Fund would seek to alter the composition of its portfolio to reestablish required asset coverage within the specified eight Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the Preferred Shares will acquire certain rights. See "Description of Preferred Shares--Asset Maintenance." "Business Day," as used in the Prospectus and this SAI, means each Monday, Tuesday, Wednesday, Thursday and Friday that is a day on which the New York Stock Exchange is open for trading and that is not a day on which banks in New York City are authorized or required by law or executive order to close.

           Under S&P guidelines, corporate debt obligations are not included in the calculation of the Discounted Value of the Fund's portfolio unless they, among other requirements, (1) are not subject to extended settlement, (2) are rated CCC- (senior) or higher by S&P, (3) provide for the periodic payment of interest thereon in cash, (4) except for commercial paper, have registered under the Securities Act of 1933, as amended (the "Securities Act"), or are eligible for resale pursuant to Rule 144A and (5) have not had notice given in respect thereof that any such corporate debt obligation is the subject of an offer by the issuer thereof of exchange or tender for cash, securities or any other type of consideration (except that corporate debt obligations in an amount not exceeding 10% of the value of the Fund's portfolio at any time will be subject to the provisions of this clause (5)). In addition, portfolio holdings must be within the following requirements in order to be included in such calculation:

                   Maximum Single           Maximum Single Industry (%) (2,3)         Minimum Issue Size
   Rating         Issuer (%) (1,2)     Corporate Bonds (5)    Convertible Bonds (5)      ($ in millions)
    AAA                  10%                   50%                    50.0%                 $100
     AA                  10                    33                     33.3                   100
     A                   10                    33                     33.3                   100
    BBB                  5                     20                       25                   100
     BB                  4                     12                      25                    50  (4)
     B                   3                      8                      25                    50  (4)
     B-                  3                      8                      25                    50  (4)
    CCC+                 3                      8                      25                    50  (4)
    CCC                  3                      8                      25                    50  (4)
    CCC-                 3                      8                     N.A.                   50  (4)

See accompanying notes.

__________

(1)	Companies subject to common ownership of 25% or more are considered as one name.

(2)	Percentages represent a portion of the aggregate Market Value of corporate securities.

(3)	Industries are determined according to S&P Industry Classifications, as defined in this SAI.

(4)	For convertible bonds which are rated less than BBB by S&P, the minimum capitalization is $100 million.

(5)	Corporate collateral bonds rated below BBB- by S&P and from issues ranging from $50 million to $100 million are limited to 20% of the collateral pool. Convertible bonds rated below BBB by S&P must have an issue size of at least $100 million.

See the Articles Supplementary for further information on and description of the S&P Guidelines and S&P Eligible Assets.

Moody's Guidelines

           For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth below ("Moody's Discount Factors"). The Discounted Value of a portfolio security under Moody's guidelines is the Market Value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

           Corporate Debt Securities.    Under current Moody's guidelines, portfolio securities that are corporate debt securities will be Moody's Eligible Assets included in the calculation of the Discounted Value of the Fund's portfolio if (a) such securities are rated Caa or higher by Moody's; (b) such securities provide for the periodic payment of interest in cash in U.S. dollars; (c) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer is rated at least Caa by Moody's and the discount factor is 225%; (d) for debt securities rated Caa and below, no more than 10% of the original amount of such issue constitutes Moody's Eligible Assets; (e) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Adviser acting subject to the supervision of the Fund's Board of Directors; and (f) such securities are not subject to extended settlement.

           The Discounted Value of any Moody's Eligible Asset that is a corporate debt security is the percentage determined by reference to the rating on such asset (which percentage is based upon the Exposure Period) with reference to the remaining term to maturity of such assets, in accordance with the table set forth below:

Moody's Discount Factors

Corporate Debt Securities

Maturity of Collateral            Rating Category
--------------------------        ---------------

                                                                                     Equity &
Asset         Aaa     Aa      A       Baa      Ba       B*      Caa      Unrated*    Below Caa
-----         ---     --      -       ---      --       --      ---      --------    ---------

1 Year        109%   112%    115%     118%    119%     125%     205%      225%        225%
2 Years       115    118     122      125     127      133      205       225         225
3 Years       120    123     127      131     133      140      205       225         225
4 Years       126    129     133      138     140      147      205       225         225
5 Years       132    135     139      144     146      154      205       225         225
7 Years       139    143     147      152     156      164      205       225         225
10 Years      145    150     155      160     164      173      205       225         225
15 Years      150    155     160      165     170      180      205       225         225
20 Years      150    155     160      165     170      190      205       225         225
30 Years      150    155     160      165     170      191      205       225         225

__________

*	Unrated securities are limited to 10% of discounted eligible assets. If a security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used, e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+ a Moody's rating of Aa3 will be used. If a security is unrated by either Moody's or S&P, the Fund will use the percentage set forth under "Unrated" in this table. In order to merit consideration as an eligible asset, unrated debt securities should be issued by entities which: (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed - income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language. Unrated entities not satisfying all of the above requirements where applicable, will be subject to a discount factor of 225%.

           The Moody's guidelines impose minimum issue size, issuer and industry diversification and other requirements for purposes of determining Moody's Eligible Assets. Specifically, portfolio holdings as described below must be within the following diversification and issue size requirements in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

         Asset        Maximum Single Issuer    Maximum Single Industry     Minimum Issue Size
      Ratings(1)           (%)(2,3)                  (%)(3,4)             ($ in millions)(6)
      ----------      ---------------------    -----------------------    -------------------

"aaa", Aaa                  100%                       100%                    $100
"aa", Aa                     20                         60                      100
"a", A                       10                         40                      100
"baa", Baa                    6                         20                      100
Ba                            4                         12                       50 (5)
B1-B2                         3                          8                       50 (5)
B3 or below                   2                          5                       50 (5)

See accompanying notes.

__________

(1)	Refers to the preferred stock and senior debt rating of collateral.

(2)	Companies subject to common ownership of 25% or more are considered as one name.

(3)	Percentages represent a portion of the aggregate Market Value of corporate securities.

(4)	Industries are determined according to Moody's Industry Classifications, as defined in this SAI.

(5)	Collateral bonds from issues ranging from $50 million to $100 million are limited to 20% of the collateral pool.

(6)	Except for preferred stock, which has a minimum issue size of $50 million.

           The effect of the foregoing discount factors may be to cause the Fund to invest in higher rated securities than it would if it were not required to maintain specific asset coverage on a discounted basis. This may have the effect of reducing the yield on the portfolio. See "Risk Factors" in the Prospectus.

           Preferred Stock.   Under current Moody's guidelines, portfolio securities that are preferred stocks will be Moody's Eligible Assets included in the calculation of Discounted Value of the Fund's portfolio if (a) dividends on such preferred stock are cumulative, (b) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (c) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (d) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of "baa3" or higher and (e) such preferred stock has paid consistent cash dividends in U.S. dollars over the last three years or has a minimum rating of "a1" (if the issuer of such preferred stock has other preferred issues Outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history also would be eligible). In addition, the preferred stocks must have the following diversification requirements: (x) the preferred stock issue must be greater than $50 million and (y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered as Moody's Eligible Assets.

          The Moody's Discount Factor for Moody's Eligible Assets that are preferred stock are (a) 146% for utility preferred stocks, (b) 178% for industrial/financial preferred stocks and (c) 350% for auction rate preferred stocks.

           Other Moody's Eligible Assets.   In addition to corporate debt securities and preferred stocks which satisfy the above requirements, Moody's Eligible Assets also include the following:

(i) cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the date on which the value of the portfolio is being determined for purposes of determining compliance with Moody's or S&P's investment guidelines (a "Valuation Date"), (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Exposure Period and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's short-term money market instrument rating of at least P-1;

(ii) short-term money market instruments (as defined by Moody's), so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months, or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

(iii) U.S. Treasury Securities and Treasury Strips (as defined by Moody's); and

(iv) Loans (as defined by Moody's), provided, that the Loans will qualify as Moody's Eligible Assets only up to a maximum of 10% of the Fund total assets.

          A Moody's Discount Factor of 100% will be applied to cash. The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (a) 100%, so long as portfolio securities mature or have a demand feature at par exercisable within the Exposure Period, (b) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Exposure Period, and (c) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA by S&P and mature or have a demand feature at par exercisable within the Exposure Period.

          The Moody's Discount Factors for Moody's Eligible Assets that are U.S. Treasury Securities and U.S. Treasury Strips are as follows:

                                                 U.S. Treasury Securities:   U.S. Treasury Strips:
Remaining Term to Maturity                         Discount Factor               Discount Factor
---------------------------                     --------------------------   ---------------------
1 year or less..................................           107%                      107%
2 years or less (but longer than 1 year)........           113                       114
3 years or less (but longer than 2 years).......           118                       120
4 years or less (but longer than 3 years).......           123                       127
5 years or less (but longer than 4 years).......           128                       133
7 years or less (but longer than 5 years).......           135                       145
10 years or less (but longer than 7 years)......           141                       159
15 years or less (but longer than 10 years).....           146                       184
20 years or less (but longer than 15 years).....           154                       211
30 years or less (but longer than 20 years).....           154                       236

          The Moody's Advance Rate for Moody's Eligible Assets that are senior bank loans is the percentage specified below for each Moody's Asset Category opposite its name:

        Moody's Asset Category        Advance Rate
        ----------------------        ------------
                   A                      84.5%
                   B                      73
                   C                      62
                   D                      45
                   E                      45

          Moody's Asset Category means the following five categories (and, for purposes of this categorization, the Market Value Price of a Moody's Elligible Asset trading at par is equal to $1.00):

(i) Moody's Asset Category A means Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $0.90.

(ii) Moody's Asset Category B means: (A) Performing Senior Loans which have a Market Value Price or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $0.85.

(iii) Moody's Asset Category C means: (A) Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $0.70 but less than $0.80; and (B) non-Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $0.75 but less than $0.85.

(iv) Moody's Asset Category D means Senior Loans which have a Market Value Price or an Approved Price less than $0.75.

(v) Moody's Asset Category E means non-Senior Loans which have a Market Value Price or an Approved Price.

          Notwithstanding any other provision contained above, for purposes of determining whether a Moody's Eligible Asset falls within a specific Moody's Asset Category, to the extent that any Moody's Eligible Asset would fall in more than one of the Moody's Asset Categories, such Moody's Eligible Asset shall be deemed to fall into the Moody's Asset Category with the highest applicable Moody's Advance Rate.

          See the Articles Supplementary of the Fund for further detail on the above Moody's Rating Agency Guidelines and for a description of Moody's Eligible Assets.

          The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but it is not required to, adopt any such change. Nationally recognized rating agencies other than S&P and Moody's also from time to time may rate the Preferred Shares; any nationally recognized rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating.

Certain Other Rating Agency Restrictions

          For so long as any Preferred Shares are Outstanding and any Rating Agency so requires, the Fund will not, unless it has received written confirmation from such Rating Agency that any such action would not impair the rating then assigned by such Rating Agency to the Preferred Shares, engage in any one or more of the following transactions:

(i) purchase or sell futures contracts or options thereon with respect to portfolio securities or write unsecured put or uncovered call options on portfolio securities, engage in options transactions involving cross-hedging, or enter into any swap transactions;

(ii) except in connection with a refinancing of the Preferred Shares, issue any class or series of stock or additional shares of any class or series of stock ranking prior to or on parity with the Preferred Shares or reissue any Preferred Shares previously purchased or redeemed by the Fund;

(iii) engage in any short sales of securities;

(iv) lend portfolio securities;

(v) merge or consolidate into or with any other corporation; or

(vi) change the Pricing Service to a service other than an Approved Pricing Service.

FEDERAL TAXATION

          The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its stockholders, and the following discussion is not intended as a substitute for careful tax planning. Stockholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Fund.

Qualification as a Regulated Investment Company

          The Fund has elected each year to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally is not subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and net short-term capital gains in excess of long-term capital losses) and net capital gain (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryovers from prior years) that it distributes to stockholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

          In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a regulated investment company must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

          In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally at a price less than its principal amount) other than at the original issue will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

          In general, investments by the Fund in zero coupon or other original issue discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the Fund holds the securities, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid federal income and excise taxes.

          In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

          Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund will be required (i) to suspend distributions to stockholders, and (ii) under certain circumstances to partially redeem the Preferred Shares in order to maintain or restore the requisite asset coverage, either of which could prevent the Fund from making distributions required to qualify as a regulated investment company for U.S. federal income tax purposes and avoiding the excise taxes discussed below. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption under certain circumstances of the Preferred Shares might restore asset coverage. If asset coverage were restored, the Fund would again be able to pay dividends and depending on the circumstances, could requalify or avoid disqualification as a regulated investment company and avoid the excise taxes discussed below.

          Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses, or accelerate certain income or gains, of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provision may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent the imposition of excise taxes and disqualification of the Fund as a regulated investment company.

           If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate stockholders.

Excise Tax on Regulated Investment Companies

          A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of (1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, and (3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the regulated investment company during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxed to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

          The Fund intends to make sufficient distributions or deemed distributions (discussed below) of its ordinary taxable income and capital gain net income to avoid liability for the excise tax.

Distributions

          The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to stockholders as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund to corporate stockholders may be eligible for the corporate dividends received deduction.

          The Fund may either retain or distribute to stockholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it generally will be taxable to individual stockholders at a maximum federal tax rate of 20%. Distributions are subject to these capital gains rates regardless of the length of time the stockholder has held his or her shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to stockholders. As a result, each stockholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will be entitled to claim a tax credit for his or her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

          Distributions by the Fund in excess of the Fund's earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the stockholder's tax basis in his or her shares; any such return of capital distributions in excess of the stockholder's tax basis will be treated as gain from the sale of his or her shares, as discussed below.

          Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. If the NAV at the time a stockholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the stockholder in the manner described above, even though such distributions economically constitute a return of capital to the stockholder.

          The Fund will designate distributions made with respect to each class of its stock as consisting of particular types of income (such as ordinary income and net capital gain) in accordance with such class' proportionate share of the total dividends to be paid to all such classes.

Sale of Shares

          A stockholder generally will recognize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the proceeds of the sale and the stockholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the stockholder's holding period for the shares. Generally, a stockholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or credited to the stockholder as an undistributed capital gain) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced with other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss.

Backup Withholding

          If a stockholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the stockholder may be subject to a 31% "backup withholding" tax with respect to (1) taxable dividends and distributions and (2) the proceeds of any sales or repurchases of Preferred Shares. An individual's taxpayer identification number is generally his or her social security number. Corporate stockholders and other stockholders specified in the Code or the Treasury regulations promulgated thereunder may be exempt from backup withholding. Backup withholding is not an additional tax and may be credited against a taxpayer's federal income tax liability.

Foreign Stockholders

          U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (each as defined for U.S. federal income tax purposes and each a "foreign stockholder") depends, in part, on whether the stockholder's income from the Fund is "effectively connected" with a U.S. trade or business carried on by such stockholder.

          If a foreign stockholder's income from the Fund is not effectively connected with a U.S. trade or business carried on by such foreign stockholder, distributions of investment company taxable income generally will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). Such a foreign stockholder would generally be exempt from U.S. federal income tax on gains realized on the sale or exchange of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

          If a foreign stockholder's income from the Fund is effectively connected with a U.S. trade or business carried on by such foreign stockholder, then distributions of investment company taxable income, capital gain dividends, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund generally will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations, as the case may be. Such stockholders that are classified as corporations for U.S. tax purposes also may be subject to a branch profits tax.

          In the case of foreign noncorporate stockholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such stockholders furnish the Fund with proper notification of their foreign status. See "Backup Withholding."

          The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign stockholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Other Tax Consideratilons

          The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions and considerations discussed herein.

          Income received by the Fund from foreign sources may be subject to withholding and other taxes imposed by foreign jurisdictions, absent treaty relief. Distributions to stockholders also may be subject to state, local and foreign taxes, depending upon each stockholder's particular situation. Stockholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Fund.

ADVERTISING AND PERFORMANCE DATA

          From time to time, advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include trading volume of the Fund's shares, annual total return, aggregate total return, distribution rate, average compounded distribution rates and yields of the Fund for specified periods of time, and diversification statistics. Such information may also include rankings, ratings and other information from independent organizations such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Value Line, Inc., CDA Technology, Inc. or other industry publications. These rankings will typically compare the Fund to all closed-end funds, to other high-yield funds, and/or also to taxable closed-end fixed income funds. Any such use of rankings and ratings in advertisements and sales literature will conform with the guidelines of the NASD approved by the Commission on July 13, 1994. Ranking comparisons and ratings should not be considered representative of the Fund's relative performance for any future period.

          Reports and promotional literature may also contain the following information: (i) number of stockholders; (ii) average account size; (iii) identification of street and registered account holdings; (iv) lists or statistics of certain of the Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rates, number of holdings, average market capitalization and modern portfolio theory statistics alone or in comparison with itself (over time) and with its peers and industry group; (v) public information about the assets class; and (vi) discussions concerning coverage of the Fund by analysts.

          In addition, reports and promotional literature may contain information concerning the Adviser, the portfolio managers or affiliates of the Fund including (i) performance rankings of other funds managed by the Adviser, or the individuals employed by the Adviser who exercise responsibility for the day-to-day management of the Fund, including rankings and ratings of investment companies published by Lipper, Morningstar, Inc., Value Line, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank or rate investment companies or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) the past performance of the Adviser; (iv) the past performance of other accounts managed by the Adviser; and (v) quotes from a portfolio manager of the Fund or industry specialists.

          The Fund may compare the frequency of its reset period to the frequency which LIBOR changes. Further, the Fund may compare its yield to (i) LIBOR, (ii) the federal funds rate, (iii) the prime rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (iv) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (v) the average yield reported by the Bank Rate Monitor National Index for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (vi) yield data published by Lipper, or (vii) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. Further, the Fund may compare such other yield data described above to each other. The Fund may also compare its total return, NAV stability and yield to other fixed income investments (such as Certificates of Deposit), open-end mutual funds and Unit Investment Trusts. As with yield and total return calculations, yield comparisons should not be considered representative of the Fund's yield or relative performance for any future period.

          The Fund may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives.

Performance Data

          The Fund may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period. On occasion, the Fund may quote total return calculations published by Lipper, a widely recognized independent publication that monitors the performance of both open-end and closed-end investment companies.

          The Fund's distribution rate is calculated on a monthly basis by annualizing the dividend declared in the month and dividing the resulting annualized dividend amount by the Fund's corresponding month-end NAV (in the case of NAV) or the last reported market price (in the case of market value). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.

          Total return and distribution rate and compounded distribution rate figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and NAV per share can be expected to fluctuate over time. Total return will vary depending on market conditions and securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

FINANCIAL STATEMENTS

          The audited financial statements included in the Annual Report of the Fund for the fiscal year ended October 31, 2000 together with the report of Ernst & Young LLP thereon, is hereby incorporated by reference in this SAI. No other part of the Annual Report of the Fund is incorporated herein.

APPENDIX A

GLOSSARY

          "'AA' Financial Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is a Standard Dividend Period or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90 day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii); for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

          "Affiliate" means any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that Highland Capital Management, L.P. will not be deemed to be an Affiliate nor will any corporation or any person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is also a director or executive officer of the Fund, be deemed to be an Affiliate.

          "Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

          "All Hold Rate" means 80% of the "AA" Financial Composite Commercial Paper Rate.

          "Applicable Rate" means for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period of 93 days or fewer if all the Preferred Shares are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

          "Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Directors and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, does not mean a Market Value Price) from an independent source at least semi-annually.

          "Asset Coverage Cure Date" has the meaning set forth in "Description of Preferred Shares--Redemption."

          "Auction" means each periodic operation of the Auction Procedures.

          "Auction Agent" means Bankers Trust Company unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

           "Auction Date" means the first Business Day next preceding the first day of a Dividend Period.

          "Auction Procedures" means the procedures for conducting Auctions described in "Additional Information Concerning the Auction for Preferred Shares."

          "Auditor's Certificate" has the meaning set forth in "Description of Preferred Shares--Asset Maintenance."

          "Available Preferred Shares" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate."

          "Beneficial Owner," with respect to each share of the Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such share.

          "Bid" has the meaning set forth in "Additional Information Concerning the Auction for the Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

          "Bidder" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

          "Board of Directors" or "Board" means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.

          "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

          "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

          "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

          "Charter" means the Fund's Articles of Incorporation, as amended and supplemented.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Commission" means the Securities and Exchange Commission.

          "Common Stock" means the shares of the Fund's Common Stock, par value $.03 per share.

          "Date of Original Issue" means the date on which the Preferred Shares are originally issued by the Fund.

          "Default Period" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

          "Default Rate" means the Reference Rate multiplied by three (3).

          "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or A-1+ by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered "Deposit Securities" only if they also are rated at least P-1 by Moody's.

          "Discount Factor" means the S&P Discount Factor (if S&P is then rating the Preferred Shares), the Moody's Discount Factor (if Moody's is then rating the Preferred Shares) or the discount factor established by any Other Rating Agency which is then rating the Preferred Shares and which so requires, whichever is applicable.

          "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

          "Dividend Default" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

          "Dividend Payment Date" means (i) with respect to any Dividend Period of one year or less, the Business Day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 and on the Business Day following the last day of such Dividend Period.

          "Dividend Period" means the period commencing on the Date of Original Issue and ending on the date specified on the Date of Original Issue and thereafter the period commencing on the day following each Dividend Period and ending on the day established by the Fund.

          "Eligible Assets" means Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), S&P Eligible Assets (if S&P is then rating the Preferred Shares), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Preferred Shares, whichever is applicable.

          "Existing Holder" means (a) a person who has signed a Master Purchaser's Letter and beneficially owns those Preferred Shares listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those Preferred Shares which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.

          "Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 49 calendar days/33 Business Days thereafter.

          "Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Orders By Existing Holders and Potential Holders."

          "Holder" means, with respect to the Common Stock and the Preferred Shares, the registered holder of such shares as the same appears on the stock ledger or stock records of the Fund.

          "Liquidation Preference" means $25,000 per Preferred Share.

          "Mandatory Redemption Date" has the meaning set forth in "Description of Preferred Shares--Redemption."

          "Mandatory Redemption Price" has the meaning set forth in set forth in "Description of Preferred Shares--Redemption."

          "Market Value" means the fair market value of an asset of the Fund as computed based upon (i) one or more pricing services agreements approved from time to time by the Board of Directors, provided that S&P (if S&P is then rating Preferred Shares), Moody's (if Moody's is then rating Preferred Shares) and any Other Rating Agency which is then rating Preferred Shares and so requires have informed the Fund in writing that use of such pricing service will not adversely affect such rating agency's then current rating of the Preferred Shares, or (ii) the lower of the value set forth in bids from two independent dealers in securities, one of which bids will be in writing, in each case with interest accrued added to such computation for those assets of the Fund where such computation does not include interest accrued. The independent dealers from whom bids are sought shall be either (a) market makers in the securities being valued or (b) members of the National Association of Securities Dealers, Inc.

          "Master Purchaser's Letter" means a the letter which is required to be executed by each prospective purchaser of Preferred Shares or the Broker-Dealer through whom the shares will be held.

          "Maximum Rate" means, on any date on which the Applicable Rate is determined, the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and S&P subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

           Moody's                   S&P             Applicable
         Credit Rating             Credit Rating         Percentage
         -------------             -------------         ----------

         aa3 or Above            AA- or Above              150%

           a3 or a1                A- to A+                160%

         baa3 to baa1            BBB- to BBB+              250%

          Below baa3              Below BBB-               275%

          "Moody's" means Moody's Investors Service, Inc. and its successors at law.

          "Moody's Eligible Assets" has the meaning set forth in "Moody's & S&P Guidelines--Moody's Guidelines."

          "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares):

1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

6. Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

8. Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

9. Diversified/Conglomerate Manufacturing

10. Diversified/Conglomerate Service

11. Diversified Natural Resources, Precious Metals and Minerals: Fabricating, Distribution

12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

14. Finance: Investment Brokerage, Leasing, Syndication, Securities

15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

16. Grocery: Grocery Stores, Convenience Food Stores

17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

18. Home and Office Furnishings, Housewares, and Durable Consumer Products: Carpets, FloorCoverings, Furniture, Cooking, Ranges

19. Hotels, Motels, Inns and Gaming

20. Insurance: Life, Property and Casualty, Broker, Agent, Surety

21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

22. Machinery (Non-Agriculture, Non-Construction, Non-Electronic): Industrial, Machine Tools, Steam Generators

23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

25. Printing, Publishing and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

26. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

27. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

30. Utilities: Electric, Water, Hydro Power, Gas, Diversified

          "1940 Act" means the Investment Company Act of 1940, as amended.

          "1940 Act Preferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

          "1940 Act Preferred Shares Asset Coverage Certificate" has the meaning set forth in "Description of Preferred Shares--Asset Maintenance."

          "Notice of Redemption" has the meaning set forth in "Description of Preferred Shares--Redemption."

          "Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Orders By Existing Holders and Potential Holders."

          "Other Rating Agency" means any rating agency other than S&P or Moody's then providing a rating for the Preferred Shares pursuant to the request of the Fund.

          "Outstanding" means, as of any date, any Preferred Shares theretofore issued by the Fund except, without duplication, (i) Preferred Shares theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Preferred Shares and (ii) any Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Shares as to which the Fund or any Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Preferred Shares as to which the Fund or any person known to the Auction Agent to be an Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, Preferred Shares held by the Fund will be disregarded and not deemed Outstanding, but shares held by any Affiliate will be deemed Outstanding.

          "Paying Agent" means Bankers Trust Company unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.

           "Performing" means that no default as to the payment of principal and interest has occurred and is continuing.

          "Potential Beneficial Owner or Holder" means (i) any Existing Holder who may be interested in acquiring additional Preferred Shares or (ii) any other person who may be interested in acquiring Preferred Shares and who has signed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer shall have executed a Master Purchaser's Letter.

           "Preferred Shares" means the Fund's Auction Rate Cumulative Preferred Shares, $0.001 per value per share and liquidation preference $25,000 per share.

          "Preferred Shares Basic Maintenance Amount" has the meaning set forth under "Description of Preferred Shares--Asset Maintenance."

          "Preferred Shares Basic Maintenance Amount Test" means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the S&P Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount.

          "Preferred Shares Basic Maintenance Certificate" has the meaning set forth in "Description of Preferred Shares--Asset Maintenance."

          "Rating Agency" means Moody's and S&P as long as such rating agency is then rating the Preferred Shares.

          "Redemption Date" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

          "Redemption Default" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

          "Redemption Price" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

          "Reference Rate" means, with respect to the determination of the Default Rate, the applicable "AA" Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

          "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors at law.

          "S&P Eligible Assets" has the meaning set forth in "Moody's & S&P Guidelines--S&P Guidelines."

          "S&P Industry Classification" means, for the purposes of determining S&P Eligible Assets, each of the following industry classifications (or such other classifications as S&P may from time to time approve forapplication to the Preferred Shares):

1.	Aerospace and Defense: Aircraft manufacturer/components, Arms and ammunition

2.	Air transport

3.	Automotive: Manufacturers, Parts and Equipment, Tire and Rubber

4.	Beverage and Tobacco

5.	Broadcast Radio and Television

6.	Brokers/Dealers/Investment Houses

7.	Building and Development: Builders, Land Development/Real Estate, REITs

8.	Business Equipment and Services: Graphic Arts, Office Equipment/Computers, Data Processing Service Bureaus, Computer Software

9.	Cable and Satellite Television

10.	Chemical/Plastics: Coatings/Paints/Varnishes

11.	Clothing/Textiles

12.	Conglomerates

13.	Containers and Glass Products

14.	Cosmetic/Toiletries

15.	Drugs

16.	Ecological Services and Equipment: Waste Disposal Services and Equipment

17.	Electronics/Electric

18.	Equipment Leasing: Auto Leasing/Rentals, Commercial Equipment Leasing, Data Processing Equipment Service/Leasing

19.	Farming/Agriculture: Agricultural Products and Equipment, Fertilizers

20.	Financial Intermediaries: Bank/Thrifts, Finance Companies

21.	Food/Drug Retailers

22.	Food Products

23.	Food Service: Food Service/Restaurants, Vending

24.	Forest Products: Building Materials, Paper Products/Containers

25.	Health Care

26.	Home Furnishings: Appliances, Furniture and Fixtures, Housewares

27.	Lodging and Casinos

28.	Industrial Equipment: Machinery, Manufacturing/Industrial, Specialty Instruments

29.	Insurance

30.	Leisure Goods/Activities/Movies

31.	Nonferrous Metals/Minerals: Aluminum Producers, Mining (including coal), Other Metal/Mineral Producers

32.	Oil and Gas: Producers/Refiners, Gas Pipelines

33.	Publishing

34.	Rail Industries: Railroads, Rail Equipment

35.	Retailers (except food and drug)

36.	Steel

37.	Surface Transport: Shipping/Shipbuilding, Trucking

38.	Telecommunications/Cellular Communications

39.	Utilities: Electric, Local Gas, Water

          The Fund will use its discretion in determining which industry classification is applicable to a particular investment.

          "Securities Depository" means Depository Trust and Clearing Corporation and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

          "Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

          "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

(i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

(ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

(iii) overnight funds; and

(iv) U.S. Government Securities.

          "Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

          "Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Fund's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

           "Standard Dividend Period" means a Dividend Period of seven days, unless such 7th day is not a Business Day, then the number of days ending on the Business Day next preceding such 7th day.

          "Submission Deadline" means 1:00 p.m., Eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

          "Submitted Bid Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

          " Submitted Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

           "Submitted Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

           "Submitted Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

          "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

          "U.S. Government Securities" means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

           "Valuation Date" means the last Business Day of each week, or such other date as the Fund and Rating Agencies may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount.

          "Winning Bid Rate" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of Preferred Shares which, when added to the number of Preferred Shares to be purchased by the Potential Holders described in clause (B) above and the number of shares of Preferred Shares subject to Submitted Hold Orders, would be equal to the number of Preferred Shares.

APPENDIX B

RATINGS OF INVESTMENTS

Description of certain ratings assigned by S&P and Moody's:

S&P

Long-term

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Long-term

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

           Leading market positions in well-established industries.

           High rates of return on funds employed.

           Conservative capitalization structure with moderate reliance on debt and ample asset protection.

           Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

           Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

PART C -- OTHER INFORMATION

ITEM 24.      FINANCIAL STATEMENTS AND EXHIBITS

           (1)      FINANCIAL STATEMENTS:

(i) (ii) (iii) (iv) (v) (vi) (vii) (viii) (ix)	Schedule of Investments as of October 31, 2000.
Balance Sheet as of October 31, 2000.
Statement of Assets and Liabilities for the fiscal year ended October 31, 2000.
Statement of Cash Flows for the fiscal year ended October 31, 2000.
Statement of Changes in Net Assets for the fiscal years ended October 31, 2000 and 1999.
Financial Highlights for each Share of Common Stock Outstanding for the ten fiscal years ended
October 31, 2000.
Information Regarding Senior Securities for the ten fiscal years ended October 31, 2000.
Notes to Financial Statements for the fiscal year ended October 31, 2000.
Report of Independent Auditors dated December 14, 2000.

Statements, schedules and historical information other than these listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.

           (2)      EXHIBITS

(a)	Articles of Amendment and Restatement*

(b)	Amended and Restated By-Laws*

(c)	Not applicable

(d)(1)	Form of Articles Supplementary Creating Auction Rate Cumulative Preferred Shares*

(2)	Form of specimen certificate of Auction Rate Cumulative Preferred Shares

(e)	Dividend Reinvestment Plan of Registrant*

(f)	Not applicable

(g)	Advisory Agreement between Registrant and Highland Capital Management, L.P.*

(h)(1)	Form of Underwriting Agreement

(2)	Form of Master Agreement Among Underwriters

(i)	Not applicable

(j)	Custodian Agreement between Registrant and State Street Bank and Trust Company*

(k)(1)	Registrar, Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company*

(2)	Form of Auction Agency Agreement*

(3)	Form of Broker-Dealer Agreement*

(4)	Form of DTCC Letter of Representation as to Preferred Shares*

(l)	Opinion and Consent of Stroock & Stroock & Lavan LLP**

(m)	Not applicable

(n)	Consent of Independent Accountants**

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)	Code of Ethics of Registrant*

(s)	Power of Attorney*

__________

* Previously filed.
** To be filed by amendment.

ITEM 25.      MARKETING ARRANGEMENTS

                      See Form of Underwriting Agreement to be filed by amendment.

ITEM 26.      OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

                       The following table sets forth the expenses to be incurred in connection with the Offer described in this Registration Statement:

Registration fees Rating Agency fees Costs of printing and engraving Accounting fees and expenses Legal fees and expenses Miscellaneous Total	$_________ $_________ $_________ $_________ $_________ $_________ $_________ ==========

ITEM 27.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                       Not applicable.

ITEM 28.      NUMBER OF HOLDERS OF SECURITIES (AS OF OCTOBER 31, 2000)

Title of Class Common Stock	Number of Record Holders 2,076

ITEM 29.      INDEMNIFICATION

          Reference is made to the Registrant’s Articles of Amendment and Restatement filed as Exhibit 2(a), the Registrant’s Amended and Restated By-laws filed as Exhibit 2(b), the Underwriting Agreement filed as Exhibit 2(h) and the Advisory Agreement filed as Exhibit 2(g), which provide for indemnification or contribution. The Registrant’s officers, Directors and agents also have the benefit of the Maryland General Corporation law provisions regarding indemnification and insurance, including but not limited to Section 2-418 and Section 2-405.2 thereof, subject also to the indemnification permitted under Sections 17(h) and 17(i) of the 1940 Act and the regulations and releases promulgated by the Securities and Exchange Commission thereunder.

          Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                       The description of the business of Highland Capital Management, L.P. is set forth under the caption "Management of the Fund" in the Prospectus forming part of this Registration Statement.

                       The information as to the Directors and officers of Highland Capital Management, L.P. set forth in Highland Capital Management, L.P.'s Form ADV filed with the Securities and Exchange Commission on February 22, 1999 (File No. 801-54871) and as amended through the date hereof is incorporated herein by reference.

ITEM 31.      LOCATION OF ACCOUNTS AND RECORDS

                       The accounts and records of the Registrant will be maintained at its offices and at the offices of Highland Capital Management, L.P., the Fund's investment adviser, located at 13455 Noel Road, Suite 1300, Dallas, Texas 75240.

                       State Street Bank and Trust Company, located at Two Heritage Drive, North Quincy, Massachusetts 02171, maintains all records in its capacity as Custodian for the Registrant's assets. State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110 maintains all records required in its capacity as the Registrant's Registrar and Transfer Agent.

ITEM 32.      MANAGEMENT SERVICES

                       Not applicable.

ITEM 33.      UNDERTAKINGS

            (1)       The Registrant hereby undertakes to suspend the offering of its Preferred Shares until it amends its Prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

            (2)      Not applicable.

            (3)       Not applicable.

            (4)       Not applicable.

            (5)       The Registrant hereby undertakes that:

(a) for the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance on Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

            (6)      The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 8th day of March, 2001.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC. By: /s/ James D. Dondero* James D. Dondero, President

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ James D. Dondero* James D. Dondero	President and Chairman of the Board	March 8, 2001

/s/ Timothy K. Hui* Timothy K. Hui	Board member	March 8, 2001

/s/ Scott F. Kavanaugh* Scott F. Kavanaugh	Board member	March 8, 2001

/s/ John William Honis* John William Honis	Board member	March 8, 2001

/s/ James F. Leary* James F. Leary	Board member	March 8, 2001

*By:	/s/ R. Joseph Dougherty R. Joseph Dougherty as attorney-in-fact
FORM N-2/A

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

EXHIBIT INDEX
Exhibit Number (d)(2) (h)(1) (h)(2)	Document Description Form of specimen certificate of Auction Rate Cumulative Preferred Shares Form of Underwriting Agreement Form of Master Agreement Among Underwriters